UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: Parnassus Funds (811-04044) and Parnassus Income Funds (811-06673)

Parnassus Funds

Parnassus Income Funds

(Exact name of registrant as specified in charter)

1 Market Street, Suite 1600, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marc C. Mahon

Parnassus Funds

Parnassus Income Funds

1 Market Street, Suite 1600, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 778-0200

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1: Report to Shareholders

Parnassus Funds Annual Report

December 31, 2021

Parnassus Core Equity FundSM

Investor Shares: PRBLX | Institutional Shares: PRILX

Parnassus Mid Cap FundSM

Investor Shares: PARMX | Institutional Shares: PFPMX

Parnassus Endeavor FundSM

Investor Shares: PARWX | Institutional Shares: PFPWX

Parnassus Mid Cap Growth FundSM

Investor Shares: PARNX | Institutional Shares: PFPRX

Parnassus Fixed Income FundSM

Investor Shares: PRFIX | Institutional Shares: PFPLX

Annual Report • 2021

February 4, 2022

Dear Shareholder,

2021 was a fantastic year for equity investing, as the major stock indexes made significant gains. The S&P 500 Index, which represents a blend of value and growth stocks, posted a total return of 28.71% for the year, fueled by continued strength in mega-sized technology companies and a rebound in sectors that performed poorly in 2020, such as financials, energy and real estate.

Our flagship offering, the Parnassus Core Equity Fund – Investor Shares, which is benchmarked against the S&P 500, gained 27.55% for the year. Our other large cap stock fund, the Parnassus Endeavor Fund – Investor Shares, focuses on value stocks and was easily our best performer in 2021. With a return of 31.12%, the fund beat by a wide margin the 25.16% gain for the Russell 1000 Value Index, which is its primary benchmark, and the S&P 500’s return of 28.71%.

The year wasn’t as good for mid cap stock investing, and both of our funds in this category underperformed their benchmarks. The Parnassus Mid Cap Fund – Investor Shares posted a gain of 16.39% for 2021. This is normally a fantastic result, but in a year when the Russell Midcap Index returned 22.58%, it is disappointing. A silver lining is that the fund did exceptionally well in the final quarter of the year, as it gained 8.82% versus 6.44% for the benchmark. The Parnassus Mid Cap Growth Fund – Investor Shares similarly trailed its benchmark for 2021 (9.37% versus 12.73%) and finished the year with a quarter of solid outperformance (4.18% versus 2.85%).

With interest rates rising during the year, bonds posted modest losses for 2021. Our lone bond offering, the Parnassus Fixed Income Fund - Investor Shares, lost 2.09% for the year, which was slightly worse than the Bloomberg U.S. Aggregate Bond Index negative 1.54% return.

In the reports that follow, you can read in detail about what drove our funds’ performance in 2021. More importantly, you can learn what the portfolio managers think is in store for 2022, and how they have positioned their funds to achieve strong investment results. I hope you find the reports interesting and informative.

A New Portfolio Manager

As of January 3, 2022, Andrew Choi is a portfolio manager for the Parnassus Core Equity Fund. He joins me and Lead Manager Todd Ahlsten in this assignment. Andrew started working with us as a Senior Research Analyst in 2018, having been a Parnassus intern during the summer of 2017. He is hard working and understands complex ideas with relative ease. Just as important as his work ethic and intelligence is Andrew’s ability and willingness to rethink his positions-to challenge even his strongest convictions. He has an optimistic attitude, an even-keeled temperament and a healthy amount of humility. These attributes should serve Andrew well as he continues to grow as an investor.

Todd and I recently signed decade-long commitments to work at Parnassus. We love investing together and enjoy serving our shareholders. We look forward to working with Andrew for many years to come as fellow portfolio managers on our flagship fund.

Annual Report • 2021

New Hire

We added one person to the Parnassus team in the fourth quarter. Octavio Avila joined the Marketing Strategy team in December as a Marketing Associate. He recently graduated from California State University, Sacramento, with a BS in business administration, with a double concentration in marketing and finance. In his free time, Octavio enjoys traveling, making music, outdoor sports and cooking.

Thank you for investing with the Parnassus Funds.

Sincerely,

Benjamin E. Allen

President and CEO

Annual Report • 2021

Parnassus Core Equity Fund

Ticker: Investor Shares - PRBLX

Ticker: Institutional Shares - PRILX

As of December 31, 2021, the net asset value (“NAV”) of the Parnassus Core Equity Fund – Investor Shares was $63.41. After taking dividends into account, the total return for the year was a gain of 27.55%. This compares to a total return of 28.71% for the S&P 500 Index (“S&P 500”) and a gain of 25.00% for the Lipper Equity Income Funds Average, which represents the average return of the equity income funds followed by Lipper (“Lipper Average”).

Below is a table that summarizes the performances of the Parnassus Core Equity Fund, the S&P 500 and the Lipper Average. The returns are for the one-, three-, five- and ten-year periods.

Parnassus Core Equity Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Core Equity Fund – Investor Shares	27.55	26.41	18.64	16.41	0.84

Parnassus Core Equity Fund – Institutional Shares	27.81	26.69	18.90	16.64	0.62

S&P 500 Index	28.71	26.07	18.47	16.55	NA

Lipper Equity Income Funds Average	25.00	17.74	11.85	11.90	NA

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted, and current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemtion of shares. The S&P 500 is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take and expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Year in Review

In 2021, the S&P 500 returned almost 28.71%, marking the third year in a row of strong double-digit returns. Meanwhile, the world continued to grapple with the COVID-19 pandemic, as vaccine rollouts were met with new variants. As of this writing, there have been over 290 million reported cases and over 5 million deaths worldwide. The untold impact on the vulnerable populations, including the children who have had to spend their formative years in less-than-ideal circumstances, will unfortunately be felt for many years to come. We want to acknowledge the profound suffering and loss from a pandemic that is now entering its third calendar year.

The financial markets, however, are relatively independent from the real economy. In particular, the S&P 500 reflects the performance of a select group of companies. The five largest constituents by market capitalization represented almost 22% of the index and contributed more than a quarter of the index’s total return. The outperformance of these companies, along with a healthy appetite for equities, can mask the state of the broader economy.

Despite being marred by many fits and starts, substantial progress in the economic recovery has been made since the first quarter of 2020. Fiscal and monetary intervention helped gross domestic product (GDP) growth rebound, and the unemployment rate is poised to exit the year close to 4%, down from the April 2020 peak of almost 15%. We’re also seeing the fastest wage growth in almost two decades. While the year ended in a crescendo of handwringing about inflation and COVID-19 variants, there are reasons to be optimistic about the future.

Annual Report • 2021

The Parnassus Core Equity Fund – Investor Shares had a gain of 27.55% for 2021, which trailed the 28.71% return for the S&P 500. Our stock selection was positive this year, but it was overwhelmed by poor sector allocation. The Fund’s strongest stock selection was in the information technology sector, led by Microsoft, Applied Materials and NVIDIA. Stock selection in the financials sector was also notably positive, driven by our positions in Charles Schwab and S&P Global. From a sector-allocation perspective, our underweight positioning in the financials and energy sectors was the biggest detractor.

Verisk Analytics, a leading provider of insurance data, was the Fund’s worst performer this year. Verisk cut the Fund’s return by 47 basis points, as the stock returned negative 17.1%.* (One basis point is 1/100th of one percent.) Although the company’s core insurance business continued to perform well during the year, its smaller energy and financials segments struggled. Despite admiring the core insurance business, we decided to sell our position.

Branded apparel company VF Corp reduced the Fund’s return by 35 basis points, as the stock’s return was negative 12.0%. The company delivered mixed financial results as it faced headwinds from COVID-19, exposure to China and some brand positioning issues. We believe the shares are attractively priced to benefit from a recovery in VF Corp’s brands, so we’re holding onto our position.

Wireless carrier Verizon reduced the Fund’s return by 27 basis points, with a loss of 8.0% for the year. Investors grappled with increasing competitive intensity in the form of more promotional activity from peers and new entrants in the form of cable companies. The near-term capital requirements of building a 5G network also weighed on the stock. Despite this, we continue to see a role for Verizon’s defensive business and attractive valuation in the portfolio.

The Fund’s three largest winners were led by Microsoft, which contributed 297 basis points to the Fund, with a total return of 52.5%. The company executed flawlessly and beat elevated investor expectations throughout the year as demand for Azure grew unabated. Microsoft is seeing strength across all its segments, as its products and services are at the center of some of the most powerful investable trends. Despite the outperformance, the stock trades at a similar multiple as it did at the start of the year, and we continue to see upside in the shares.

Applied Materials, a semiconductor capital equipment manufacturer, added 268 basis points to the Fund, as it returned 83.6% for the year. Semiconductor shortages across the globe led to increased demand for Applied Materials’ equipment, which was additive to the long-term trend of increasing capital intensity in semiconductors.

NVIDIA, a leading provider of artificial intelligence technologies, added 245 basis points to the Fund as the stock returned 125.5%. The company significantly exceeded investor expectations throughout the year, as demand for its best-in-class datacenter and gaming products accelerated. Since we initiated the position in 2018, the moat of the company has dramatically widened, and we’re pleased that it is being rewarded by the market.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2021

Parnassus Core Equity Fund

As of December 31, 2021

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

Microsoft Corp.	6.8%

Alphabet Inc., Class A	5.7%

Fiserv Inc.	4.1%

CME Group Inc., Class A	4.0%

Danaher Corp.	3.9%

Mastercard Inc., Class A	3.6%

Comcast Corp., Class A	3.3%

S&P Global Inc.	3.3%

Linde plc	3.3%

The Charles Schwab Corp.	3.3%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2021

of $10,000 invested on December 31, 2011

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

As we enter 2022, the investment set up is a precarious one, potentially ushering in more volatility and lower returns. After growing over 5% in 2021, real GDP is expected to grow 4% in 2022, while inflation is running stubbornly above 6%. If the Federal Reserve tightens monetary policy to combat inflation as the impact of fiscal support wanes, we could see slower-than-expected economic growth.

A Federal Reserve that is fighting inflation puts upward pressure on interest rates, reduces liquidity and encourages deleveraging, all of which may negatively impact the stock market. Since 2008, investors have become accustomed to supportive monetary policy and to the extra jolts of liquidity whenever the markets

Annual Report • 2021

fell. This implicit “Fed put” may no longer exist due to the high inflation rate.

Ultimately, we believe that inflation will be transitory, as the COVID-19-related supply chain issues that have led to sharp price increases will eventually be alleviated. However, wage gains are sticky, and supply chain issues in certain industries could take longer to resolve, which could extend the duration of high inflation. We believe the range of outcomes for the market is wide as we enter 2022.

In this environment, we’re focused on our goal of all-weather outperformance. We continue to lean into our bias for quality compounders at fair prices, and we have substantial exposure to secular winners such as Microsoft, Google and S&P Global. We also see opportunity in stocks that rely more on earnings growth than valuation expansion to deliver returns. Companies like Fiserv, Comcast and John Deere are attractively priced, with achievable earnings growth targets.

During the fourth quarter, we bought CoStar Group and sold Xylem. CoStar is a leading provider of real-estate data and transaction marketplaces. The stock’s relative underperformance has been driven by temporary headwinds in its Apartments.com rental website and increased investment in its home-listing platforms. We believe the market is overlooking its dominant CoStar Suite commercial leasing product, and over-reacting to a short-term slowdown in Apartments.com. CoStar’s competitive advantage continues to widen, and we’re confident that its founder-led management team will reap the rewards from its investment in its home-listing assets. While we admire Xylem and the increasing importance of its water technologies to our society, the stock’s valuation was no longer compelling, as its multiple expanded to an all-time high.

We continued to add to our positions in Fiserv and Mastercard. We believe the quality and fundamentals of these payment companies are underappreciated by the market. As the market becomes less enamored with newly hyped financial technology companies and investors refocus on strong earnings growth, we believe these two stocks are poised to benefit.

After these changes, the Fund exited the year most overweight the information technology, materials and consumer staples sectors. Our holdings in these sectors offer an attractive combination of resilient business models with attractively priced earnings.

We’re underweight the consumer discretionary sector due to elevated expectations. We’re also underweight utilities due to high valuations and interest rate exposure. We don’t own any energy stocks, consistent with our policy to avoid fossil-fuel companies. We remain underweight health care, with a preference for tool and equipment providers. We’re also slightly underweight financials, and we continue to avoid companies with credit risk.

We’re pleased that the Fund had a solid return in 2021, and we’re optimistic entering the new year. As always, we’re honored to have your trust as we continue to deliver Principles and Performance®.

Sincerely,

Todd C. Ahlsten

Lead Portfolio Manager

Benjamin E. Allen

Portfolio Manager

Andrew S. Choi

Portfolio Manager

Annual Report • 2021

Parnassus Mid Cap Fund

Ticker: Investor Shares - PARMX

Ticker: Institutional Shares - PFPMX

As of December 31, 2021, the net asset value (“NAV”) of the Parnassus Mid Cap Fund – Investor Shares was $45.20, so after taking dividends into account, the Fund’s total return for 2021 was 16.39%. This compares to 22.58% for the Russell Midcap Index (“Russell”) and 24.59% for the Lipper Mid-Cap Core Funds Average, which represents the average return of the mid-cap core funds followed by Lipper (“Lipper Average”). For the quarter, the Fund was up 8.82%, ahead of the Russells 6.44% gain and the Lipper Averages 8.02% rise.

Below is a table comparing the Parnassus Mid Cap Fund with the Russell and the Lipper Average for the one-, three-, five- and ten-year periods.

Parnassus Mid Cap Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Mid Cap Fund – Investor Shares	16.39	19.85	13.23	13.74	0.98	0.98

Parnassus Mid Cap Fund – Institutional Shares	16.63	20.12	13.49	13.91	0.76	0.75

Russell Midcap Index	22.58	23.29	15.10	14.91	NA	NA

Lipper Mid-Cap Core Funds Average	24.59	20.48	12.22	12.72	NA	NA

The average annual total return for the Parnassus Mid Cap Fund – Institutional Shares from commencement (April 30, 2015) was 12.24%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Midcap Index is an unmanaged index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Mid-cap companies can be more sensitive to changing economic conditions and have fewer financial resources than large-cap companies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Net expense ratio reflects contractual agreement through May 1, 2022.

Year in Review

The Russell’s 22.58% 2021 return is among the benchmark’s highest annual returns in a decade, and its trailing three-year return impressively exceeded 70%. The economy has steadily improved since the COVID-19-induced trough of 2020, and last year’s GDP growth was the best since 1984. With this tremendous growth as a backdrop, investors focused on strong corporate earnings growth, robust consumer demand and healthy housing and labor markets to drive the market significantly higher. All the while, they shrugged off bearish headwinds, including COVID-19 waves, high inflation, indications of Fed rate tightening, supply chain bottlenecks and labor shortages.

On the surface, the Fund’s 16.39% annual return seems attractive, but it fell short of the surging Russell. It was challenging for our high-quality, lower-volatility portfolio to keep up with the raging market. The Fund’s return also trailed its Lipper peers’ 24.59% gain. As investors embraced a more defensive posture in the fourth quarter, the Fund performed well, handily besting both of its benchmarks.

From a sector-allocation perspective, our underweight position relative to the Russell in the communication services sector, the worst-performing sector in the benchmark, helped the Fund the most, adding 37 basis points to the Fund’s return. (One basis point is 1/100th of one percent.) The Fund’s underweight position in the outperforming financials sector and overweight position in the underperforming information technology sector hurt the Fund the most, taking 42 and 32 basis points, respectively, from the Fund’s return.

Annual Report • 2021

The Fund’s weakest performer was SelectQuote, a direct-to-consumer insurance distribution platform. The stock reduced the Fund’s performance by 152 basis points, as the stock delivered a negative return of 65.4%* from our average cost. The company is experiencing higher churn in its Medicare plan customer base, which decreases both revenue and profitability. SelectQuote also struggled to hire new agents as the labor market tightened. The company’s competitive advantage is vulnerable and unit economics will be pressured going forward, so we decided to exit the position.

Grocery Outlet, a grocery chain with a small-store format and deeply discounted, branded products subtracted 104 basis points from the Fund’s annual return, as the stock dropped 27.9%. The stock fell because same-store sales growth repeatedly missed investors’ expectations against tough comparisons. The discount grocer’s relevancy was temporarily out of favor, as consumers consolidated their store visits and shifted purchases to larger stores, resulting in traffic-share losses. The company also experienced higher supply chain, freight and fuel costs, which pinched profits. We believe these headwinds are largely transitory, and the stock is attractively valued.

Teleflex, a global provider of medical devices for operative urology, anesthesia, vascular and general surgery-related procedures, subtracted 56 basis points from the Fund’s return, as the total return of its stock was a negative 19.9% for the year. The stock fell mid-year due to concerns about a proposed 2022 Medicare fee schedule that would reduce physician payments for its UroLift product. The ongoing COVID-19 pandemic, which has curtailed demand for elective medical procedures, created client staffing shortages and increased freight cost pressures also weighed on the shares.

Shifting to our winners, our strongest performer was Republic Services, the second-largest solid-waste and recycling company in the United States. The stock contributed 170 basis points to the Fund’s return as the total return, of its shares was 47.0%. Republic benefitted from the consumer-led economic recovery as waste volumes trended better than initially expected. The other key tailwinds for Republic were stronger pricing and a record level of accretive tuck-in acquisitions. We see further upside potential as the company benefits from multi-year contracts, which include cost escalators, and its digital investments, which should boost efficiency gains.

KLA Corporation, a provider of mission-critical inspection tools used for quality control and defect detection by semiconductor manufacturers, added 161 basis points to the Fund’s return, as its total return was 68.0%. KLA had a great start in 2021, as semiconductor customers such as Intel accelerated demand for its process-control-technology. The stock moved higher throughout the year, as the company saw sustained industry growth and share gains. We believe the company’s earnings prospects are bright, driven by multi-year secular growth tailwinds, including greater usage of semiconductor chips, a robust backlog and a multi-year pipeline of innovative products.

Shares of O’Reilly Automotive generated a total return of 56.1% and contributed 125 basis points to the Fund’s performance. The stock went up steadily throughout the year, as the company consistently beat earnings expectations and gained share from both big-box retailers and smaller competitors. O’Reilly is poised to benefit from a favorable industry backdrop, with more older cars on the road, share gains due to its best-in-class distribution and service and additional margin expansion as it leverages fixed costs and in-house label products gain adoption.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2021

Parnassus Mid Cap Fund

As of December 31, 2021

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

Republic Services Inc.	3.9%

Hologic Inc.	3.8%

SBA Communications Corp., Class A	3.1%

Cerner Corp.	3.1%

O’Reilly Automotive Inc.	3.1%

Jack Henry & Associates Inc.	2.9%

Avantor Inc.	2.9%

Verisk Analytics Inc.	2.7%

Burlington Stores Inc.	2.6%

Guidewire Software Inc.	2.6%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2021

of $10,000 invested on December 31, 2011

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

The U.S. economy is expected to grow nicely this year, the unemployment rate is low, the Fed’s incrementally hawkish actions aren’t yet spooking investors, the Russell Mid Cap’s earnings are expected to grow at a healthy clip and investors appear to have excess capital to deploy into risk assets like the equity markets. However, investors would be remiss to exclusively focus on these positives, as the economy and markets face significant headwinds as the pandemic enters its third year. Inflation is at a 40-year high, Fed rate action could exceed expectations, stimulus spending seems on course to wane, input and labor costs are up materially and surging Omicron cases are shutting down businesses. Another consideration that weighs on outright optimism is that the Russell is currently

1 Stock Price Per Share/2022 Estimated Earnings Per Share

2 Enterprise Value/2022 Estimated Earnings Before Interest, Taxes, Depreciation and Amortization

Annual Report • 2021

trading well above its 20-year averages in terms of forward price-to-earnings1 and EV/EBITDA2 multiples.

Considering the puts and takes mentioned above, the last observation on valuation deserves more attention. We believe this will be a fulcrum determining market performance in 2022. In short, investors’ willingness to pay premium multiples will be a driving factor in the return equation and could moderate returns in 2022, especially considering the potential for more hawkish Fed action in light of inflation. Given the wide range of outcomes, we continue to focus on owning a collection of high-quality businesses that can compound earnings in multiple economic scenarios and provide longer-term asymmetric risk-reward opportunities and full-market cycle outperformance.

Moving to our sector weightings, we are underweight relative to the Russell in the financials, materials and consumer discretionary sectors, which are likely to perform poorly in challenging markets. We also have no direct exposure to energy stocks, another economically sensitive area, consistent with our policy to avoid investments in fossil-fuel companies. We are overweight relative to the Russell in the information technology, industrials and health care sectors, owning a selection of businesses that we expect will do well regardless of the market environment. Still, across sectors, as bottom-up stock pickers, we are considering any high-quality companies that offer asymmetric risk-reward opportunities over the next three years. Finally, of note is the fact that our sector over- and under-weightings relative to the Russell, especially in the consumer discretionary and industrials sectors, are less severe than in past years.

We bought two new stocks in the fourth quarter. We initiated a position in CoStar Group, a leading provider of real estate data and transaction marketplaces including LoopNet, Homes.com and Apartments.com. The company has carved out a wide competitive moat, supported by its intangible assets, which include its highly valuable commercial real estate data sets, high switching costs and network effects. These factors should enable the company to exert pricing power and capture additional market share in its fast-growing and durable markets. The stock’s recent underperformance due to a series of temporary headwinds, including slower growth in its Apartments.com business due to historically low vacancy rates and additional investments in the residential real estate market, provided a compelling entry point to buy the high-quality compounder. We see a long runway for growth, supported by additional margin expansion, an attractive business model with a high degree of recurring revenue, a conservative balance sheet and a disciplined capital allocation strategy.

We also initiated a position in Avalara, which is a leading sales tax and compliance cloud software platform. The company is increasingly automating the complex and onerous task of sales tax and other compliance processes for e-commerce businesses of all sizes. This is a multibillion-dollar market opportunity in the United States alone, supported by retail merchants increasingly embracing e-commerce, omni-channel and global online sales. With its specialized tax-specific data sets developed over the past decade, low customer churn rate and economies of scale, Avalara has built out a sustainable competitive moat that should support its ability to compound growth for a multi-year period.

To make room for the new holdings, we exited Nuance, as the company agreed to be acquired by Microsoft, and the deal closure is expected in the near term. We also sold our position in SelectQuote due to our concern about its deteriorating business fundamentals resulting from higher customer churn and increasing competition.

The portfolio owns a collection of well-managed, increasingly relevant businesses with sustainable competitive advantages that should grow earnings and cash flows over the long-term. We are confident that this strategy will help the Fund outperform the market over the full market cycle.

Thank you for your investment in the Parnassus Mid Cap Fund.

Yours truly,

Matthew D. Gershuny

Lead Portfolio Manager

Lori A. Keith

Portfolio Manager

Annual Report • 2021

Parnassus Endeavor Fund

Ticker: Investor Shares - PARWX

Ticker: Institutional Shares - PFPWX

As of December 31, 2021, the net asset value (“NAV”) of the Parnassus Endeavor Fund – Investor Shares was $54.03, so after taking dividends into account, the Fund’s total return for the year was 31.12%. This compares to a gain of 25.16% for the Russell 1000 Value Index (“Russell 1000 Value”), a gain of 28.71% for the S&P 500 Index (“S&P 500”), and a gain of 26.22% for the Lipper Multi-Cap Value Funds Average, which represents the average return of the multi cap value funds followed by Lipper (“Lipper Average”). It was a terrific year for the Parnassus Endeavor Fund, driven by our holdings in financials and information technology stocks. We surpassed each of our closest benchmarks, the Russell 1000 Value and the Lipper Average, by over 490 basis points, while exceeding the S&P 500’s return by over 241 basis points. (One basis point is 1/100th of one percent.)

Below is a table that summarizes the performance of the Parnassus Endeavor Fund, Russell 1000 Value, S&P 500 and Lipper Average over multiple time periods. I am delighted to report that we beat or met all the indices for all time periods shown, often by a substantial margin. The Fund’s returns are especially strong over the three-year period during which I have served as your portfolio manager. We invest money for the long-term, so we’re most proud of our five- and ten-year track records. Over those periods, the Parnassus Endeavor Fund – Investor Shares has produced an annual total return of over 18%, earning us the ranks of #3 out of 538 funds (five-year) and #1 out of 393 funds (ten-year) in Lipper’s Multi-Cap Value Funds Category.*** I am thrilled to provide such impressive results to our most loyal shareholders.

Year in Review

Each of our three largest detractors reduced the Fund’s return by 25 basis points or more. These stocks hail from different sectors, so the problems pressuring their share prices are idiosyncratic. Happily, our winners dominated our losers in both number and magnitude. Each of our three biggest contributors added 167 basis points or more to the Fund’s return. Financial and information technology firms were well represented in the winners list, reflecting the economy’s strong growth in 2021.

Our biggest loser was wireless carrier Verizon. It reduced the Fund’s return by 33 basis points, as its stock slipped from our average cost of $56.94 to $51.96, for a total return of negative 5.8%.* The company executed relatively well in a tough environment, but the stock failed to keep up with the broader market. Investors grappled with intensifying competition in the form of more promotional activity from peers and new entrants in the form of cable companies. The near-term capital requirements of building out a 5G network with less-certain long-term monetization potential also weighed on the stock.

Parnassus Endeavor Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio**

Parnassus Endeavor Fund – Investor Shares	31.12	30.59	18.21	18.56	0.94	0.88

Parnassus Endeavor Fund – Institutional Shares	31.37	30.86	18.47	18.74	0.73	0.65

Russell 1000 Value Index	25.16	17.64	11.16	12.97	NA	NA

S&P 500 Index	28.71	26.07	18.47	16.55	NA	NA

Lipper Multi-Cap Value Funds Average	26.22	17.88	11.30	12.25	NA	NA

The average annual total return for the Parnassus Endeavor Fund – Institutional Shares from commencement (April 30, 2015) was 16.90%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Endeavor Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell 1000 Value and S&P 500 are unmanaged indexes of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do. Effective September 30, 2021, the Fund changed its index from the S&P 500 Index to the Russell 1000 Value Index because the Russell 1000 Value Index better reflects the underlying holdings of the Fund pursuant to its current principal investment strategies.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

** Reflects the lowered expense limitation, effective as of January 1, 2022.

Net expense ratio reflects contractual agreement through May 1, 2023.

*** The Parnassus Endeavor Fund – Investor Shares ranked #89 out of 637 funds (one-year) and #3 out of 614 funds (three-year). Lipper Rankings represent a fund’s total return rank relative to all funds that have the same Lipper category. The highest rank is 1 and the lowest is based on the total number of funds ranked in the category. It is based on Lipper total return, which includes both income and capital gains or losses and is not adjusted for sales charges or redemption fees. Past performance does not guarantee future results.

Annual Report • 2021

Biopharmaceutical company Biogen subtracted 26 basis points from the Fund’s return, as its stock sank from our average cost of $272.24 to $239.92, for a total return of negative 10.3%. Biogen develops drugs that treat neurological and neurogenerative disease, including multiple sclerosis and spinal muscular atrophy. The stock soared after the FDA approved Biogen’s experimental Alzheimer’s treatment but subsequently crashed as the approval decision was beset with controversy. At under 13x next year’s profits, Biogen’s stock price is on the floor. We see upside potential, as this wide-moat business continues to produce both life-saving therapies and abundant cash flow.

Specialty retailer VF Corp. cut the Fund’s return by 25 basis points, as its stock fell from $85.41 to $73.22, for a total return of negative 12.0%. The company reported lackluster results as their margins and growth outlook fell short of investor expectations. Disruptions throughout the supply chain, including temporary lockdowns, capacity constraints and logistics delays continued to negatively impact sales and margins. Management also noted limited operational leverage in the near-term, as the company outlined incremental expenses to support demand creation and digital transformation investments. These investments should allow the company to better capitalize on long-term trends around increased outdoor activities, active lifestyles, and more casual wear.

Semiconductor equipment manufacturer Applied Materials was our biggest winner. It contributed 433 basis points to the Fund’s return, as its stock soared from $86.30 to $157.36, for a total return of 83.6%.

Applied continues to benefit from multi-year trends for increasing chip demand and complexity. Industry-wide equipment spend and the company’s backlog are also at record highs. The company did miss expectations this quarter due to supply chain shortages, but we are confident that this is an issue with supply, not demand, and should be remedied within a few quarters.

Charles Schwab, the online brokerage firm and bank, returned 60.2% and contributed 268 basis points to the Fund’s performance, as its stock surged from $53.04 to $84.10. Schwab earns interest revenue on its clients’ cash balances, and the stock rallied as traders anticipated that the Federal Reserve would increase its benchmark Fed Funds rate. Over the course of the year, market expectations increased from zero Fed Funds rate hikes over the next twelve months to three hikes. If the market is correct, Schwab’s interest revenue should increase meaningfully in 2022.

Capital One added 167 basis points to the Fund’s return, as its stock jumped from $98.85 to $145.09, for a total return of 49.3%. Capital One is best known for its credit card business, but it offers a wide range of financial products and services to consumers, small businesses and commercial customers. The stock marched higher following a string of record profits, driven by the exceptionally strong credit profile of its customer base. A combination of government stimulus, loan forbearance and fewer opportunities to spend doubled savings rates for the average consumer, benefitting Capital One by nearly eliminating bad debt.

Annual Report • 2021

Parnassus Endeavor Fund

As of December 31, 2021

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Top 10 Equity Holdings
(percentage of net assets)

The Charles Schwab Corp.	3.7%

Cisco Systems Inc.	3.5%

Verizon Communications Inc.	3.4%

Merck & Co., Inc.	3.3%

Intel Corp.	3.1%

Agilent Technologies Inc.	2.9%

PepsiCo Inc.	2.9%

Simon Property Group Inc.	2.7%

Sysco Corp.	2.7%

Global Payments Inc.	2.6%

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2021

of $10,000 invested on December 31, 2011

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

U.S. stock markets posted another strong year of double-digit gains following the onset of the pandemic in early 2020. Despite worrisome outbreaks of the Delta and Omicron coronavirus variants, the S&P 500 marched steadily higher on the back of robust corporate earnings growth and fiscal stimulus. Market valuations also remained lofty, leading the index to hit 70 all-time highs over the course of President Biden’s first year in office.

2021 was a transition year, not just for the U.S. presidency, but for the Parnassus Endeavor Fund as well. As the new lead portfolio manager, I implemented a series of risk-management measures that diversified our holdings and steadied our returns.

Annual Report • 2021

ESG has been further integrated into our investment process, with our emphasis on good workplaces extended to all Parnassus funds. In October, the Russell 1000 Value Index replaced the S&P 500 as the Parnassus Endeavor Fund’s primary benchmark. This substitution was made to acknowledge the role the Parnassus Endeavor Fund can play as the foundational large cap value fund in client portfolios.

What hasn’t changed is the Parnassus Endeavor Fund’s long-standing investment philosophy of buying good and socially responsible companies at bargain prices. This means we develop our shopping list of quality stocks we’d like to buy and wait for a sufficiently discounted price. We call this approach relative value, or clean value, investing. It was designed to combine the best of traditional value investing with the quality bias of an active ESG manager.

Why does a commitment to value investing make sense now? Inflation and valuation offer two compelling reasons. High housing costs and rising wages are fueling broad-based inflation that could spur higher interest rates this year. Such a scenario could benefit value stocks that generate cash flow now, at the expense of growth stocks that promise cash far into the future. Secondly, growth stocks are priced at levels rivaling those seen during the late 1990’s tech bubble. As it did then, a sudden change in market sentiment could spark a dramatic rebalancing of investor dollars from growth to value. Most of the companies in the Parnassus Endeavor Fund are poised to take advantage of such a market rotation.

Thank you for your investment in the Parnassus Endeavor Fund.

Yours truly,

Billy Hwan

Portfolio Manager

Annual Report • 2021

Parnassus Mid Cap Growth Fund

Ticker: Investor Shares - PARNX

Ticker: Institutional Shares - PFPRX

As of December 31, 2021, the net asset value (“NAV”) of the Parnassus Mid Cap Growth Fund – Investor Shares was $64.36, resulting in a gain of 9.37% for 2021. This compares to an increase of 12.73% for the Russell Midcap Growth Index (“Russell Midcap Growth”) and a gain of 15.27% for the Lipper Multi-Cap Growth Funds Average, which represents the average return of the multi-cap core funds funds followed by Lipper (“Lipper Average”).

Below is a table that summarizes the performance of the Parnassus Mid Cap Growth Fund, Russell Midcap Growth and Lipper Average. The returns are for the one-, three-, five- and ten-year periods ended December 31, 2021.

Parnassus Mid Cap Growth Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio

Parnassus Mid Cap Growth Fund – Investor Shares	9.37	22.23	13.86	15.49	0.83

Parnassus Mid Cap Growth Fund – Institutional Shares	9.50	22.39	14.02	15.60	0.68

Russell Midcap Growth Index	12.73	27.46	19.83	16.63	NA

Lipper Multi-Cap Growth Funds Average	15.27	29.34	21.88	16.99	NA

The average annual total return for the Parnassus Mid Cap Growth Fund – Institutional Shares from commencement (April 30, 2015) was 12.06%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Mid Cap Growth Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month-end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original principal cost.

Returns shown in the table do not reflect the deduction of taxes a shareholder may pay on fund distributions or redemption of shares. The Russell Mid Cap Growth is an index of common stocks, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Year in Review

The Fund gained 9.37% for the year, trailing the Russell Midcap Growth by 336 basis points. (One basis point is 1/100th of one percent.) We finished the year strong, as the Fund gained 4.18% during the fourth quarter, which was ahead of the 2.85% gain for the Russell Midcap Growth. However, it wasn’t enough to make up for our underperformance in the second and third quarters.

In 2021, sector allocations had a negative impact on our relative performance. The most meaningful detractor was our zero-weighting of the real estate sector, the index’s best-performing sector in 2021. Following the COVID-19 lockdowns of 2020, real estate benefited in 2021 as the economy re-opened. Many of the companies that drove the sector’s rebound are slow growers that lack competitive moats, so we expect them to underperform our wide-moat, secular winners over the long-term. Poor stock selection this year hurt our performance as well, most notably in the information technology sector, which overwhelmed strong stock selection in the consumer discretionary sector.

Our worst performer in 2021 was StoneCo, a technology-focused merchant payments processor in Brazil. Its stock dropped 48.4%* to our average selling price, slicing 145 basis points off the Fund’s return. The Brazilian central bank is rapidly hiking interest rates to combat rampant inflation in the country, which is reducing the profitability of StoneCo’s prepayment offering. Meanwhile, an intense competitive environment is also squeezing StoneCo’s profit margins. We decided to sell our shares in the fourth quarter, as we don’t think the company will return to its historical profitability anytime soon.

* For this report, we quote total return to the portfolio, which includes price change and dividends.

Annual Report • 2021

Cell biology tool manufacturer Berkeley Lights reduced the Fund’s return by 131 basis points, as the stock declined 64.3% to our average selling price. The stock fell after the company’s revenue missed expectations, and it dropped again after a short report questioned the effectiveness of its core Beacon product. We sold our position because we’re concerned that Beacon’s adoption will be slower than expected.

Angi, the leading online platform for home service projects, subtracted 68 basis points from the Fund’s performance, as its stock dropped 30.2%. Angi is investing heavily to increase brand awareness and expand its new, fixed-price offering. The stock fell as the transition has yet to bear fruit. We’re holding onto our shares, because we’re still in the early days of the transition and the addressable market is so big that our upside has the potential to be massive if it’s successful.

Our three biggest winners in 2021 were companies that are each best-in-class in their respective industries. These are wide-moat businesses with seasoned management teams that consistently gain market share by providing an exceptional customer experience with impeccable operational execution.

Parnassus Mid Cap Growth Fund

As of December 31, 2021

(percentage of net assets)

* For purposes of categorizing securities for diversification requirements under the Investment Company Act, the Fund uses industry classifications that are more specific than those used for the chart.

Portfolio characteristics and holdings are subject to change periodically.

Annual Report • 2021

Top 10 Equity Holdings
(percentage of net assets)

Cadence Design Systems Inc.	5.0%

Old Dominion Freight Lines Inc.	4.7%

Pool Corp.	4.5%

O’Reilly Automotive Inc.	4.1%

Synopsys Inc.	4.1%

IDEXX Laboratories, Inc.	3.7%

Agilent Technologies Inc.	3.5%

Burlington Stores Inc.	3.3%

Signature Bank	3.0%

MarketAxess Holdings Inc.	2.9%

Portfolio characteristics and holdings are subject to change periodically.

While many companies are struggling with cost inflation and supply chain disruptions, these three have pricing power and delivered record operating margins and earnings.

Our biggest winner in 2021 was Old Dominion Freight Lines, which added 212 basis points to the Fund’s return, as its stock increased 84.2%. Old Dominion focuses on less-than-truckload shipments, and the company made the most of the red-hot freight market with impressive revenue and earnings growth. Old Dominion is beloved by its clients for its reliability, customer service and transparent pricing, which became even more desirable as shippers grappled with COVID-19-induced logistics issues.

Pool supplies distributor Pool Corp. contributed 161 basis points to the Fund’s return, as the stock gained 53.0%. The company’s financial results soared above expectations as it capitalized on strong demand for residential pools from consumers investing in their homes. Pool Corp. dominates its niche market, serving as the network connecting the industry’s diverse supply chain with its fragmented retail base. Its extensive catalog and stellar customer service should position the company well for years to come.

Auto parts retailer O’Reilly boosted the Fund’s return by 153 basis points as its stock motored 56.1% higher. O’Reilly’s same-store sales and earnings growth throughout the year were well above expectations, as the company benefitted from a rebound in miles driven, higher used car prices and favorable weather. O’Reilly’s sales growth was much higher than its peers, which speaks to the company’s parts availability and advantaged distribution network.

Value on December 31, 2021

of $10,000 invested on December 31, 2011

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

Outlook and Strategy

The Russell Midcap Growth Index rose 12.73%, the index’s third consecutive year of double-digit gains. Despite the strong return, 2021 was marked by higher volatility and meaningful dispersion among the index constituents. The Russell Midcap Growth suffered two declines greater than 10% in 2021, the first time in a decade that the index has endured two corrections in a year. The index ended the year 6.5% off the all-time high it set in November, but 40% of the index’s constituents were more than 20% below their 2021 peaks.

The market’s range of outcomes is widening due to the removal of fiscal and monetary stimulus. The economy— and market—will need to stand on their own with less support from governments and central bankers. It’s possible the tight employment market will lead to wage gains that benefit consumers, who could then spend that money and spur the economy forward, since the consumer has historically accounted for approximately 70% of our economy. However, the hangover from the government’s debt-funded stimulus could slow growth, as this debt will eventually need to be repaid by raising taxes or by diverting funds that could have been used for more productive purposes. Additionally, central bankers may need to raise interest rates and shrink their bond holdings to temper inflation, which would likely slow economic growth by reducing consumer and corporate borrowing. Since 2009, investors have been accustomed to supportive monetary policy and expect an extra jolt of liquidity

Annual Report • 2021

whenever the markets fall. This implicit “Fed put” may no longer exist due to the high inflation rate.

We feel that our focus on investing in companies with competitive advantages, increasing relevancy, positive ESG characteristics, clean balance sheets and skilled executives is ideally suited for this environment with a wide range of outcomes. Last quarter, we wrote that we upgraded our portfolio to sharpen our focus on long-term compounders and to take advantage of some of the attractive valuations caused by the index’s dispersion. We’re pleased that our Fund outperformed in the fourth quarter, and that we found additional opportunities to upgrade our portfolio.

We swapped our investment in StoneCo for MercadoLibre, the leading online marketplace and payments platform in Latin America. The internet has created winner-take-all markets, and we believe that MercadoLibre has won Latin American e-commerce. While StoneCo has a compelling payments platform in Brazil, MercadoLibre benefits from the same secular tailwinds that PayPal, Block and Amazon have enjoyed in the U.S., and the growth story is even earlier for MercadoLibre in Latin America. We’ve followed the company for a long time, and we were excited to invest after its stock sold off.

We also swapped our investment in computer memory manufacturer Western Digital for Teradyne, a semiconductor-testing equipment manufacturer. While Western Digital and Teradyne both benefit from the secular trends behind semiconductors, Teradyne is a faster-growing, higher-margin business. Teradyne’s testing equipment has a wide competitive moat and generates attractive returns on capital. Teradyne has wisely used this capital to build an exciting industrial automation business that is the leader in co-bots, or robots that collaborate with humans. We believe this business can grow rapidly for many years to come as co-bots are adopted more broadly.

We also invested in two fast-growing cloud-based software companies this quarter, Coupa and Five9. Coupa operates a global technology platform for business-spending management. Coupa’s data analytics and artificial intelligence allow its customers to save money, reduce lead times and improve reliability. Given the supply chain dislocation caused by COVID-19, we believe that Coupa’s solutions are more valuable than ever. Five9 is a leading provider of contact center software, empowering agents with digital tools to better serve their customers while working from anywhere. Five9’s innovative and intuitive solution is rapidly gaining market share. We believe that COVID-19 has accelerated Five9’s growth, as remote work is demanded by more employees and favored by employers since it reduces overhead costs.

To make room for Coupa and Five9, we sold Cable One, Sunrun and Teleflex. Cable One trades at a steep premium to its cable peers, and we aren’t convinced it will be immune from the slowdown in broadband subscriber growth that’s recently impacted its peers. We moved on from Sunrun because it’s being negatively impacted by higher product costs and labor inflation, and we’re concerned margins will be squeezed further if interest rates increase. Finally, Teleflex’s key product, UroLift has grown slower than expected as COVID-19 has curtailed demand for non-emergency medical procedures. We’re concerned that lower reimbursement rates for the product going forward will hurt its profitability and growth.

Shifting to our sector positioning, information technology remains our largest weighting at 37%, slightly more than the benchmark’s 36%. Within this sector, we own many innovative and fast-growing companies. We’re also overweight financials, communication services and consumer discretionary, and are slightly underweight health care and industrials. We have no exposure to the five smallest sectors in our index-real estate, materials, consumer staples, energy and utilities-because we’ve found that many of the businesses in these sectors lack competitive moats and secular growth drivers.

We’re excited about the terrific collection of businesses we own, and we’re optimistic about the Fund’s performance in 2022. Thank you for your investment in the Parnassus Mid Cap Growth Fund.

Yours truly,

Ian E. Sexsmith

Lead Portfolio Manager

Robert J. Klaber

Portfolio Manager

Annual Report • 2021

Parnassus Fixed Income Fund

Ticker: Investor Shares - PRFIX

Ticker: Institutional Shares - PFPLX

As of December 31, 2021, the net asset value (“NAV”) of the Parnassus Fixed Income Fund – Investor Shares was $17.22, producing a loss for the year of 2.09% (including dividends). This compares to a loss of 1.54% for the Bloomberg U.S. Aggregate Bond Index (“Bloomberg Aggregate Index”) and a loss of 1.26% for the Lipper Core Bond Funds Average, which represents the average return of the funds followed by Lipper that invest at least 85% of assets in domestic investment-grade bonds (“Lipper Average”).

Below is a table comparing the performance of the Parnassus Fixed Income Fund with that of the Bloomberg Aggregate Index and the Lipper Average. Average annual total returns are for the one-, three-, five- and ten-year periods. For December 31, the 30-day subsidized SEC yield was 1.47%, and the unsubsidized SEC yield was 1.35%.

Parnassus Fixed Income Fund

	Average Annual Total Returns (%)

	for period ended December 31, 2021

	One Year	Three Years	Five Years	Ten Years	Gross Expense Ratio	Net Expense Ratio

Parnassus Fixed Income Fund – Investor Shares	-2.09	5.03	3.39	2.37	0.74	0.68

Parnassus Fixed Income Fund – Institutional Shares	-1.90	5.25	3.62	2.50	0.55	0.45

Bloomberg U.S. Aggregate Bond Index	-1.54	4.79	3.57	2.90	NA	NA

Lipper Core Bond Funds Average	-1.26	5.16	3.65	3.09	NA	NA

The average annual total return for the Parnassus Fixed Income Fund – Institutional Shares from commencement (April 30, 2015) was 3.03%. Performance shown prior to the inception of the Institutional Shares reflects the performance of the Parnassus Fixed Income Fund – Investor Shares and includes expenses that are not applicable to and are higher than those of the Institutional Shares. The performance of the Institutional Shares differs from that shown for the Investor Shares to the extent that the classes do not have the same expenses.

Performance data quoted represent past performance and are no guarantee of future returns. Current performance may be lower or higher than the performance data quoted. Current performance information to the most recent month end is available on the Parnassus website (www.parnassus.com). Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns would have been lower if certain of the Fund’s fees and expenses had not been waived.

Returns shown in the table do not reflect the deduction of taxes a shareholder would pay in fund distributions or redemption of shares. The Bloomberg U.S. Aggregate Bond Index (formerly known as the Barclays U.S. Aggregate Bond Index) is an unmanaged index of bonds, and it is not possible to invest directly in an index. Index figures do not take any expenses, fees or taxes into account, but mutual fund returns do.

The estimated impact of individual stocks on the Fund’s performance is provided by FactSet.

Net expense ratio reflects contractual agreement through May 1, 2022.

Year in Review

The second year of the COVID-19 pandemic brought considerable changes to the economy and to global markets. While scientists made great medical progress against the virus, the continued emergence of new variants and the compounding impact of the virus on business activity whipsawed interest rates. The 10-year Treasury nearly doubled in the first quarter from 0.91% to 1.74%, driven by concerns about rapidly rising inflation in the face of a very dovish Federal Reserve.

While yields finished the year at a more modest 1.51%, investors weighed rapidly changing expectations for inflation and the trajectory of COVID-19. Inflation is running even higher than anticipated and, in response, the Federal Reserve has become unflinchingly hawkish. As of December, the Federal Reserve is threatening to hike rates as many as three times in 2022. In the face of this environment, the Bloomberg Aggregate Index, the bond market’s most important benchmark, lost 1.54% and the Parnassus Fixed Income Fund – Investor Shares underperformed the Index for the year with a loss of 2.09%.

Most asset classes within the Index finished the year with similar performance. So, while corporate bonds drove our underperformance this year, that’s a result of our significant overweight in this asset class. We averaged about 64% of assets in corporate securities over the course of the year, as compared with 26% in the Index. Our corporate bond portfolio detracted 64 basis points from the total return, as compared to 29 basis points for the Index. (One basis point is 1/100th of one percent.) The worst-performing securities this year were also generally the highest rated, as these bonds had ultra-low spreads that did not compensate investors for rising rates or volatility.

Annual Report • 2021

We systematically sold many of our AA- and A-rated corporate bonds throughout the year, as it became clear that these bonds were unattractive investments.

The duration of our corporate portfolio continued to be well short of the comparable duration in the Index, at 7.51 years versus 8.51 years. Duration on corporate securities is at multi-decade longs, so a somewhat short duration position seems prudent because it tempers the impact – and volatility – associated with our overweight position.

Our best-performing securities were generally high-yield bonds and preferred stock due to their higher yields. In fact, our high-yield bonds contributed an enormous 30 basis points to the total return. These bonds are issued by companies that we know well and are usually also held in our equity funds. As of the end of the year, we held approximately 15% of assets in high-yield corporate bonds, which is near our top allocation.

Parnassus Fixed Income Fund

As of December 31, 2021

(percentage of net assets)

Portfolio characteristics and holdings are subject to change periodically.

Value on December 31, 2021

of $10,000 invested on December 31, 2011

The chart shows the growth in value of a hypothetical $10,000 investment over the last ten years and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares.

The Fund was also boosted by its Treasury portfolio, which detracted 61 basis points from the total return versus 86 basis points for the Index. Our Treasury bonds lost 1.54% during the year, far better than the Index’s loss of 2.32%. Early in the year, when faced with the prospect of higher inflation, we reallocated the Treasury portfolio into a barbell. This means that we hold disproportionately more bonds maturing in the next two years and in 30 years, but fewer bonds maturing in around 10 years. This restructuring served us well this year, as it helped insulate the Treasury portfolio against volatile rates.

Outlook and Strategy

Expectations are for continued, strong economic growth in 2022, with GDP growth topping 4%, despite what we see as a fundamentally different backdrop. Instead of enormous support coming from the Federal government by way of stimulus checks, government transfers to citizens will materially decline next year. Consumers, flush with cash through 2021, are returning to typical pre-COVID-19 savings rates while inflation serves as a headwind to consumer spending.

Some factors driving inflation, like wage growth, are likely persistent. We anticipated higher wages several years ago as labor’s share of GDP dropped to generational lows. It’s logical to anticipate another generational swing in favor of labor, just as we’ve seen in centuries past. However, supply chain constraints and manufacturing disruptions are likely to fade in 2022. Companies have been actively working to reconfigure supply chains around blockages, shipping costs are finally falling and consumers’ purhasing

Annual Report • 2021

habits will be substantially different in early 2022 as the holidays pass. That means ports, truckers and factories will have an opportunity to catch up, thereby relieving the recent frenetic pace of goods inflation.

The Federal Reserve has already taken a very hawkish turn, and we would not be surprised to see inflation decline just as the Federal Reserve ends its asset purchase program this spring. The market currently anticipates several interest rate hikes in 2022, but for the reasons above, we think the range of outcomes for yields next year is wide. It’s just as likely that yields fall from 2021 levels as rise, and so we’ve structured the Fund to meet a variety of market conditions.

Should yields rise, high-yield bonds are expected to do well. These issuers are leveraged to economic conditions, so a hotter economy buoys these bonds. High-yield bonds are also not priced using the Treasury market, so values can move independently of rising yields. With about 15% allocated to high-yield bonds versus none for the Index, the Fund should benefit from both higher yields as well as better performance in an inflationary environment.

On the other hand, if rates remain stable or even fall, our outsized position in corporate bonds should benefit. Corporate spreads are widely anticipated to remain stable next year, or even tighten slightly, and since these bonds provide a higher yield than either treasuries or securitized bonds, the carry provided by these bonds would benefit investors. We enter 2022 with 67.79% allocated to corporate securities, including high-yield bonds and preferred stock.

The Fund’s duration is a bit shorter than the Index, at 6.65 years versus the Index at 6.77 years. The duration of each asset class, including corporate bonds and Treasuries, is also below the respective duration of that asset class within the Index. However, despite this slightly short duration, the Fund enters 2022 with an option-adjusted spread (OAS) of 85 basis points versus the Index at 37 basis points. In general, the OAS measures the additional income earned on our investments as compared to a risk-free rate of return. We believe this substantially higher OAS will help drive returns for the upcoming year.

Thank you for your investment in the Parnassus Fixed Income Fund.

Samantha Palm

Lead Portfolio Manager

Minh Bui

Portfolio Manager

Annual Report • 2021

Responsible Investing Notes

One of Parnassus’s defining traits is that we’re always learning – we don’t rest on our laurels. As the ESG industry has become more competitive and complex over the years, Parnassus has consistently innovated and adapted to address the evolving landscape. As the new director of ESG research, I expect this to continue, if not accelerate. We’ve already made a number of important enhancements to our ESG processes and capabilities during the fourth quarter, and we’re excited about what we have in store for 2022.

Now more than ever, ESG issues can represent outsized risks or opportunities to a company’s bottom line and stock performance. To ensure that we’re thoughtfully analyzing the real-time stories that can have a financially material or reputational impact on our companies, we recently launched “ESG in the News.” On a monthly basis during our investment team meetings, we discuss the newsworthy ESG events across our portfolios. This not only serves as the impetus to address material ESG issues that can impact the stock’s performance, but it also deepens our knowledge on these important topics.

In December, we discussed John Deere’s United Auto Workers strike, which impacted approximately 10,000 employees and lasted one month, and Nike’s supply chain labor practices, as the company has been accused of using forced labor in China. For both situations, we diagnosed the issues and addressed whether they would have a material impact financially and/or a negative reputational impact. Equally important, we discussed the steps the companies are taking to prevent these situations from arising in the future.

We also recently established a formal Restricted List, which contains a list of companies that we’ve eliminated from the investable universe for all of our Funds. The Restricted List is reviewed quarterly, and companies may be added or removed during these meetings. The companies on the list break one of our exclusionary screens or, the spirit of these screens or are involved in controversial business activities, like for-profit education or deforestation, which we believe pose material and reputational risks to our Funds. We view the Restricted List as an important tool to further align our investments with our values. An additional benefit is that we can now track the performance of the excluded companies and the impact avoiding them has on our Funds.

Next, just as our portfolio managers frequently refer to a dashboard that contains important portfolio statistics and risk metrics relevant to their Funds, we’re in the process of creating an ESG dashboard for each Fund that will include material environmental, social, and governance metrics. Portfolio managers will be able to compare their Fund’s ESG performance relative to its benchmark and see how these metrics change as portfolio holdings change. Over time, we see an exciting opportunity to incorporate some of this data into our client communications, so that you’ll be more informed about the impact your investment in our Funds is having.

Finally, we’re enhancing our ESG stewardship activities by filing shareholder resolutions (also called “shareholder proposals”). When we engage a company with the goal of improving an ESG issue, such as committing to science-based climate targets, our hope is that the company will adequately address the issue. But if the company is unresponsive, we may now decide to escalate the issue by presenting it for a shareholder vote through the company’s proxy statement. If enough shareholders agree with us, that will send a strong signal to management to take the recommended actions. We worked on our first two shareholder resolutions toward the end of 2021 and expect to ramp up this effort in 2022.

The integration of material ESG factors into our investment process has never been stronger. With that as a foundation, I’m excited about the enhancements to our ESG processes and capabilities, and I believe they will be additive to our ability to deliver Principles and Performance ®.

Thank you for your investment in the Parnassus Funds.

Sincerely,

Robert J. Klaber

Director of ESG Research and Portfolio Manager

Annual Report • 2021

Fund Expenses (unaudited)

As a shareholder of the Funds, you incur ongoing costs, which include portfolio management fees, administrative fees, shareholder reports, and other fund expenses. The Funds do not charge transaction fees, so you do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions, redemption fees, and exchange fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the period of July 1, 2021 through December 31, 2021.

Actual Expenses

In the example below, the first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. You may compare the ongoing costs of investing in the Fund with other mutual funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight only your ongoing costs in these Funds. Therefore, the second line of each Fund is useful in comparing only ongoing costs and will not help you determine the relative total costs of owning other mutual funds, which may include transactional costs such as loads.

	Fund Expense Ratio	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period
Parnassus Core Equity Fund – Investor Shares: Actual*	0.84%	$1,000.00	$1,108.70	$4.46
Hypothetical (5% before expenses)	0.84%	$1,000.00	$1,020.97	$4.28
Parnassus Core Equity Fund – Institutional Shares: Actual*	0.62%	$1,000.00	$1,109.90	$3.30
Hypothetical (5% before expenses)	0.62%	$1,000.00	$1,022.08	$3.16
Parnassus Mid Cap Fund – Investor Shares: Actual*	0.98%	$1,000.00	$1,065.70	$5.10
Hypothetical (5% before expenses)	0.98%	$1,000.00	$1,020.27	$4.99
Parnassus Mid Cap Fund – Institutional Shares: Actual*	0.75%	$1,000.00	$1,066.90	$3.91
Hypothetical (5% before expenses)	0.75%	$1,000.00	$1,021.42	$3.82
Parnassus Endeavor Fund – Investor Shares: Actual*	0.94%	$1,000.00	$1,039.00	$4.83
Hypothetical (5% before expenses)	0.94%	$1,000.00	$1,020.47	$4.79
Parnassus Endeavor Fund – Institutional Shares: Actual*	0.71%	$1,000.00	$1,040.00	$3.65
Hypothetical (5% before expenses)	0.71%	$1,000.00	$1,021.63	$3.62
Parnassus Mid Cap Growth Fund – Investor Shares: Actual*	0.83%	$1,000.00	$1,016.30	$4.22
Hypothetical (5% before expenses)	0.83%	$1,000.00	$1,021.02	$4.23
Parnassus Mid Cap Growth Fund – Institutional Shares: Actual*	0.68%	$1,000.00	$1,016.70	$3.46
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.78	$3.47
Parnassus Fixed Income Fund – Investor Shares: Actual*	0.68%	$1,000.00	$998.30	$3.43
Hypothetical (5% before expenses)	0.68%	$1,000.00	$1,021.78	$3.47
Parnassus Fixed Income Fund – Institutional Shares: Actual*	0.45%	$1,000.00	$998.90	$2.27
Hypothetical (5% before expenses)	0.45%	$1,000.00	$1,022.94	$2.29

*Expenses are calculated using the Funds’ annualized expense ratios, which represent ongoing expense as a percentage of net assets for the six months ended December 31, 2021. Expenses are calculated by multiplying the annualized expense ratio by the average account value of the period; then multiplying the result by the number of days in the most recent one-half year period (184); and then dividing that result by the number of days in the current fiscal year (365). Expense ratios for the most recent half year may differ from expense ratios based on one-year data in the financial highlights.

Annual Report • 2021

Parnassus Core Equity Fund

Portfolio of Investments as of December 31, 2021

Equities	Shares	Market Value ($)

Apparel & Luxury Goods (3.6%)
Nike Inc., Class B	3,227,827	537,981,926
VF Corp.	8,401,416	615,151,680

		1,153,133,606

Biotechnology (1.7%)
Gilead Sciences Inc.	7,542,335	547,648,944

Capital Markets (10.5%)
CME Group Inc., Class A	5,592,361	1,277,630,794
S&P Global Inc. [l]	2,245,409	1,059,675,869
The Charles Schwab Corp.	12,497,969	1,051,079,193

		3,388,385,856

Chemicals (3.3%)
Linde plc	3,038,089	1,052,485,172

Commercial Services & Supplies (2.9%)
Waste Management Inc.	5,577,505	930,885,585

Containers & Packaging (2.3%)
Ball Corp.	7,665,093	737,918,503

Equity Real Estate Investment Trusts (5.8%)
Alexandria Real Estate Equities Inc. [l]	2,100,486	468,324,359
American Tower Corp.	3,054,637	893,481,323
Digital Realty Trust Inc.	2,797,317	494,761,458

		1,856,567,140

Food & Staples Retailing (3.1%)
Costco Wholesale Corp.	1,765,826	1,002,459,420

Food Products (2.4%)
Mondelez International Inc., Class A	11,838,830	785,032,817

Health Care Equipment (8.7%)
Becton, Dickinson and Co.	4,010,763	1,008,626,679
Boston Scientific Corp. [q]	13,311,329	565,465,256
Danaher Corp.	3,800,882	1,250,528,187

		2,824,620,122

Household Products (3.1%)
The Procter & Gamble Co.	6,139,788	1,004,346,521

Interactive Media & Services (5.7%)
Alphabet Inc., Class A [q]	634,935	1,839,432,092

Internet & Catalog Retail (1.9%)
Booking Holdings Inc. [q]	254,802	611,328,602

IT Services (7.6%)
Fiserv Inc. [q]	12,672,877	1,315,317,904
Mastercard Inc., Class A	3,211,396	1,153,918,811

		2,469,236,715

Equities	Shares	Market Value ($)

Machinery (4.8%)
Deere & Co.	3,052,181	1,046,562,343
Pentair plc	7,033,874	513,683,818

		1,560,246,161

Media (3.3%)
Comcast Corp., Class A	21,311,280	1,072,596,722

Professional Services (0.8%)
CoStar Group Inc. [q]	3,045,574	240,691,713

Road & Rail (1.2%)
Canadian Pacific Railway Ltd.	5,409,786	389,180,005

Semiconductor Equipment (7.6%)
Applied Materials Inc.	5,328,395	838,476,237
Intel Corp.	5,542,174	285,421,961
Micron Technology Inc.	4,561,914	424,942,289
NVIDIA Corp.	3,035,021	892,630,026

		2,441,470,513

Semiconductors (1.7%)
Texas Instrument Inc.	2,942,982	554,663,818

Software (12.0%)
Adobe Inc. [q]	1,118,677	634,356,980
Cadence Design Systems Inc. [q]	3,346,426	623,606,485
Microsoft Corp.	6,510,509	2,189,614,387
Synopsys Inc. [q]	1,132,171	417,205,014

		3,864,782,866

Technology Hardware (2.9%)
Apple Inc.	5,327,965	946,086,745

Telecom Services (1.8%)
Verizon Communications Inc.	11,197,796	581,837,480

Total investment in equities (98.7%) (cost $20,667,835,579)		31,855,037,118

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Core Equity Fund

Portfolio of Investments as of December 31, 2021 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Citizens Trust Bank	0.05%	01/14/2022	250,000	249,644
Community Vision Capital & Consulting	0.50%	01/31/2022	250,000	249,509
Self-Help Federal Credit Union	0.40%	02/17/2022	1,000,000	989,811
Self-Help Federal Credit Union	0.40%	10/16/2022	250,000	242,110

				1,731,074

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/18/2021 Participating depository institutions: Amalgamated Bank, par 243,500; Armstrong Bank, par 243,500; Great Plains State Bank, par 243,500; Oakstar Bank, par 243,500; OneUnited Bank, par 243,500; Ponce Bank, par 243,500; Security State Bank of Hibbing, par 243,500; Signature Bank, National Association, par 56,515; Southern States Bank, par 243,500; (cost $1,989,398)	0.07%	03/17/2022	2,004,515	1,989,398

Community Development Loans (0.0%) a
BlueHub Loan Fund	1.00%	04/15/2022	100,000	98,290
BlueHub Loan Fund	1.00%	04/15/2022	900,000	884,614
Enterprise Community Loan Fund	0.50%	02/28/2022	500,000	495,233
New Hampshire Community Loan Fund	1.00%	07/31/2022	500,000	482,658
Root Capital Loan Fund	1.00%	02/01/2022	200,000	198,981
Vermont Community Loan Fund	0.75%	04/15/2022	100,000	98,290
Washington Area Community Investment Fund	1.00%	02/10/2022	100,000	99,344

				2,357,410

Time Deposits (1.2%)
Bank of Montreal, London	0.01%	01/03/2022	189,961,525	189,961,525
National Australia Bank, London	0.01%	01/03/2022	200,000,000	200,000,000

				389,961,525

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.0%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.03%			283,060

Total short-term securities (1.2%) (cost $396,322,467)				396,322,467

Total securities (99.9%) (cost $21,064,158,046)				32,251,359,585

Payable upon return of securities loaned (0.00%)				(283,060)

Other assets and liabilities (0.1%)				24,321,742

Total net assets (100.0%)				32,275,398,267

l This security, or partial position of this security, was on loan at December 31, 2021. The total value of the securities on loan at December 31, 2021 was $277,456.

q  This security is non-income producing.

a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities has been classified as level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Mid Cap Fund

Portfolio of Investments as of December 31, 2021

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.4%)
C.H. Robinson Worldwide Inc.	1,920,927	206,749,373

Apparel & Luxury Goods (3.8%)
Levi Strauss & Co., Class A	5,440,306	136,170,859
VF Corp.	2,618,293	191,711,413

		327,882,272

Banks (5.0%)
First Horizon Corp.	5,724,268	93,477,296
First Republic Bank, Class A	604,566	124,848,925
Signature Bank	662,039	214,149,755

		432,475,976

Biotechnology (1.6%)
BioMarin Pharmaceutical Inc. [q]	1,523,805	134,628,172

Capital Markets (2.5%)
Cboe Global Markets Inc.	1,662,632	216,807,213

Chemicals (2.6%)
PPG Industries Inc.	1,293,891	223,118,564

Commercial Services & Supplies (3.9%)
Republic Services Inc.	2,440,095	340,271,248

Containers & Packaging (2.2%)
Ball Corp.	1,993,050	191,870,923

Electric Utilities (1.7%)
IDACORP Inc.	1,292,972	146,506,657

Electronic Equipment Instruments (2.4%)
Trimble Inc. [q]	2,394,364	208,764,597

Equity Real Estate Investment Trusts (8.6%)
Americold Realty Trust [l]	5,467,059	179,264,865
Digital Realty Trust Inc.	887,147	156,909,690
Public Storage	371,995	139,334,447
SBA Communications Corp., Class A	697,209	271,228,245

		746,737,247

Food & Staples Retailing (3.8%)
Grocery Outlet Holding Corp. q l Ω	4,843,029	136,960,860
Sysco Corp.	2,484,845	195,184,575

		332,145,435

Food Products (1.8%)
McCormick & Co., Inc. [l]	1,600,559	154,630,005

Health Care Equipment (5.6%)
Hologic Inc. [q]	4,269,814	326,896,960
Teleflex Inc.	486,913	159,941,182

		486,838,142

Equities	Shares	Market Value ($)

Health Care Technology (3.1%)
Cerner Corp.	2,883,301	267,772,164

Independent Power & Renewable Electric (1.0%)
The AES Corp.	3,698,870	89,882,541

Industrial Conglomerates (2.1%)
Roper Technologies Inc.	377,810	185,829,627

IT Services (4.6%)
Broadridge Financial Solutions Inc.	797,901	145,872,261
Jack Henry & Associates Inc.	1,504,545	251,243,970

		397,116,231

Life Sciences Tools & Services (2.4%)
Agilent Technologies Inc.	1,279,564	204,282,393

Machinery (3.7%)
Pentair plc	2,465,943	180,087,817
Xylem Inc.	1,192,416	142,994,527

		323,082,344

Media (1.7%)
Cable One Inc.	84,163	148,417,242

Media & Entertainment (1.2%)
Angi Inc., Class A l q	11,665,661	107,440,738

Professional Services (4.6%)
CoStar Group Inc. [q]	2,075,360	164,015,701
Verisk Analytics Inc.	1,024,175	234,259,548

		398,275,249

Retail (2.6%)
Burlington Stores Inc. [q]	784,108	228,575,323

Semiconductor Equipment (2.4%)
KLA Corp.	488,329	210,035,186

Services (1.7%)
Hilton Worldwide Holdings Inc. l q	949,361	148,090,822

Software (10.0%)
Ansys Inc. [q]	335,725	134,666,012
Avalara Inc. [q]	1,350,471	174,359,311
Cadence Design Systems Inc. [q]	859,633	160,192,610
Guidewire Software Inc. [q]	1,984,341	225,282,234
Synopsys Inc. [q]	468,334	172,581,079

		867,081,246

Specialty Retail (3.1%)
O’Reilly Automotive Inc. [q]	375,741	265,359,566

Technology Hardware (2.3%)
Western Digital Corp. [q]	3,070,720	200,241,651

Transportation & Infrastructure (2.9%)
Avantor Inc. [q]	5,899,777	248,616,603

Total investment in equities (97.3%) (cost $6,172,135,802)		8,439,524,750

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Mid Cap Fund

Portfolio of Investments as of December 31, 2021 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	0.30%	03/27/2022	250,000	247,671
Beneficial State Bank	0.30%	04/25/2022	250,000	244,652
Citizens Trust Bank	0.05%	01/14/2022	250,000	249,644
Self-Help Federal Credit Union	0.40%	02/17/2022	250,000	247,453

				989,420

Community Development Loans (0.0%) a
BlueHub Loan Fund	1.00%	04/15/2022	300,000	294,871
Enterprise Community Loan Fund	0.50%	02/28/2022	400,000	396,187

				691,058

Time Deposits (2.6%)
CIBC, Toronto	0.01%	01/03/2022	125,000,000	125,000,000
JPMorgan Chase, New York	0.01%	01/03/2022	96,592,482	96,592,482

				221,592,482

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.1%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.03%			7,537,010

Total short-term securities (2.7%) (cost $230,809,970)				230,809,970

Total securities (100.0%) (cost $6,402,945,772)				8,670,334,720

Payable upon return of securities loaned (-0.1%)				(7,537,010)

Other assets and liabilities (0.1%)				10,984,911

Total net assets (100.0%)				8,673,782,621

q This security is non-income producing.

l This security, or partial position of this security, was on loan at December 31, 2021. The total value of the securities on loan at December 31, 2021 was $7,372,912.

Ω Fund ownership consists of 5% or more of the shares outstanding of the Affiliated Issuer, as defined under the Investment Securities Act of 1940.

a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Endeavor Fund

Portfolio of Investments as of December 31, 2021

Equities	Shares	Market Value ($)

Air Freight & Logistics (2.5%)
FedEx Corp.	514,788	133,144,768

Apparel & Luxury Goods (4.2%)
Hanesbrands Inc.	7,512,685	125,612,093
VF Corp.	1,382,333	101,214,422

		226,826,515

Banks (2.5%)
Bank of America Corp.	3,000,000	133,470,000

Biotechnology (8.8%)
Biogen Inc. [q]	452,053	108,456,556
BioMarin Pharmaceutical Inc. [q]	1,059,846	93,637,394
Gilead Sciences Inc.	1,949,610	141,561,182
Vertex Pharmaceuticals Inc. [q]	619,438	136,028,585

		479,683,717

Capital Markets (8.7%)
S&P Global Inc.	281,500	132,848,295
The Bank of New York Mellon Corp.	2,444,145	141,955,942
The Charles Schwab Corp.	2,360,908	198,552,363

		473,356,600

Communications Equipment (3.5%)
Cisco Systems Inc.	3,000,000	190,110,000

Consulting Services (1.8%)
Accenture plc, Class A	231,254	95,866,346

Consumer Finance (6.0%)
American Express Co.	808,371	132,249,496
Capital One Financial Corp.	700,000	101,563,000
Discover Financial Services	800,869	92,548,422

		326,360,918

Data Processing (2.1%)
Paychex Inc.	841,205	114,824,482

Equity Real Estate Investment Trusts (2.7%)
Simon Property Group Inc. [l]	913,815	146,000,222

Food & Staples Retailing (2.7%)
Sysco Corp.	1,854,070	145,637,198

Food Products (2.9%)
PepsiCo Inc.	915,459	159,024,383

Health Care Equipment (1.9%)
Becton, Dickinson and Co.	419,352	105,458,641

Health Care Technology (2.0%)
Cerner Corp.	1,191,491	110,653,769

Insurance (2.1%)
The Progressive Corp.	1,105,217	113,450,525

Equities	Shares	Market Value ($)

Interactive Media & Services (2.1%)
Alphabet Inc., Class A [q]	40,000	115,881,600

IT Services (4.6%)
Global Payments Inc.	1,060,066	143,299,722
Mastercard Inc., Class A	300,000	107,796,000

		251,095,722

Life Sciences Tools & Services (4.1%)
Agilent Technologies Inc.	1,000,000	159,650,000
Illumina Inc. [q]	159,393	60,639,473

		220,289,473

Machinery (1.8%)
Cummins Inc.	455,464	99,354,917

Pharmaceuticals (5.3%)
Merck & Co., Inc.	2,306,548	176,773,839
Novartis AG (ADR)	1,242,128	108,648,936

		285,422,775

Retail (1.7%)
The Gap Inc. [l]	5,067,768	89,446,105

Road & Rail (1.6%)
Union Pacific Corp.	343,705	86,589,601

Semiconductor Equipment (7.8%)
Applied Materials Inc.	763,434	120,133,974
Intel Corp.	3,297,764	169,834,846
Micron Technology Inc.	1,450,399	135,104,667

		425,073,487

Software (5.2%)
Intuit Inc.	110,012	70,761,919
Microsoft Corp.	369,967	124,427,301
VMware Inc., Class A [q]	727,616	84,316,142

		279,505,362

Technology Hardware (5.0%)
Apple Inc.	763,681	135,606,835
Western Digital Corp. [q]	2,100,000	136,941,000

		272,547,835

Telecom Services (3.4%)
Verizon Communications Inc.	3,521,415	182,972,723

Trading Companies & Distributors (2.0%)
W.W. Grainger Inc.	207,565	107,568,486

Total investment in equities (99.0%) (cost $4,003,773,353)		5,369,616,170

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Endeavor Fund

Portfolio of Investments as of December 31, 2021 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Citizens Trust Bank	0.05%	10/06/2022	250,000	242,362
Community Vision Capital & Consulting	0.50%	03/31/2022	250,000	246,342
Self-Help Federal Credit Union	0.40%	02/25/2022	250,000	247,019

				735,723

Certificates of Deposit Account Registry Service (0.0%) a
CDARS agreement with Beneficial State Bank, dated 03/18/2021 Participating depository institutions: Great Plains State Bank, par 243,500; OneUnited Bank, par 63,871; Southern States Bank, par 193,758; (cost $497,350)	0.07%	03/17/2022	501,129	497,350

Community Development Loans (0.0%) a
Root Capital Loan Fund	1.00%	02/01/2022	100,000	99,490
Washington Area Community Investment Fund	1.00%	03/05/2022	100,000	98,976

				198,466

Time Deposits (0.8%)
ANZ, London	0.01%	01/03/2022	43,552,888	43,552,888

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.4%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.03%			19,557,745

Total short-term securities (1.2%) (cost $64,542,172)				64,542,172

Total securities (100.2%) (cost $4,068,315,525)				5,434,158,342

Payable upon return of securities loaned (-0.4%)				(19,557,745)

Other assets and liabilities (0.2%)				8,808,727

Total net assets (100.0%)				5,423,409,324

q  This security is non-income producing.

l This security, or partial position of this security, was on loan at December 31, 2021. The total value of the securities on loan at December 31, 2021 was $18,981,996.

a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company
ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of December 31, 2021

Equities	Shares	Market Value ($)

Apparel & Luxury Goods (1.9%)
Lululemon Athletica Inc. [q]	54,564	21,359,078

Banks (4.5%)
Signature Bank	105,000	33,964,350
Silvergate Capital Corp., Class A q	111,554	16,532,303

		50,496,653

Biotechnology (2.0%)
BioMarin Pharmaceutical Inc. [q]	142,279	12,570,350
Seagen Inc. [q]	60,513	9,355,310

		21,925,660

Capital Markets (5.7%)
MarketAxess Holdings Inc.	77,751	31,976,654
Morningstar Inc.	92,446	31,615,608

		63,592,262

Distributors (4.5%)
Pool Corp.	89,405	50,603,230

Health Care Equipment (3.7%)
IDEXX Laboratories Inc. [q]	62,395	41,084,612

Health Care Technology (1.8%)
Veeva Systems Inc., Class A q	80,609	20,593,987

Internet & Catalog Retail (1.4%)
MercadoLibre Inc. [q]	11,835	15,958,314

IT Services (6.5%)
Block Inc. [q]	146,551	23,669,452
Broadridge Financial Solutions Inc.	141,281	25,828,992
Okta Inc., Class A q l	100,892	22,616,960

		72,115,404

Life Sciences Tools & Services (7.2%)
10X Genomics Inc., Class A q	93,160	13,877,114
Agilent Technologies Inc.	248,068	39,604,056
Illumina Inc. [q]	73,104	27,811,686

		81,292,856

Machinery (2.0%)
Xylem Inc.	188,180	22,566,546

Media (1.1%)
The New York Times Co., Class A	246,238	11,893,295

Media & Entertainment (1.7%)
Angi Inc., Class A q l	2,045,391	18,838,051

Media & Services (2.0%)
Match Group Inc. [q]	168,730	22,314,543

Equities	Shares	Market Value ($)

Pharmaceuticals, Biotech & Life Sciences (1.2%)
Alnylam Pharmaceuticals Inc. [q]	77,587	13,157,203

Professional Services (7.8%)
CoStar Group Inc. [q]	387,000	30,584,610
Thomson Reuters Corp. [l]	217,191	25,980,387
Verisk Analytics Inc.	133,748	30,592,180

		87,157,177

Retail (3.3%)
Burlington Stores Inc. [q]	128,116	37,347,095

Road & Rail (4.7%)
Old Dominion Freight Lines Inc.	145,211	52,040,718

Semiconductor Equipment (5.0%)
KLA Corp.	72,205	31,056,093
Monolithic Power Systems Inc.	50,262	24,795,752

		55,851,845

Semiconductors (2.3%)
Teradyne Inc.	153,772	25,146,335

Services (1.5%)
Hilton Worldwide Holdings Inc. [q]	108,531	16,929,751

Software (22.8%)
Ansys Inc. [q]	60,677	24,338,758
Autodesk Inc. [q]	97,465	27,406,183
Avalara Inc. [q]	174,337	22,508,650
Cadence Design Systems Inc. [q]	301,255	56,138,869
Coupa Software Inc. [q]	62,946	9,948,615
Five9 Inc. [q]	158,235	21,728,830
Guidewire Software Inc. [q]	184,136	20,904,960
Synopsys Inc. [q]	124,479	45,870,512
The Trade Desk Inc., Class A [q]	285,430	26,156,805

		255,002,182

Special Retail (4.1%)
O’Reilly Automotive Inc. [q]	65,277	46,100,576

Total investment in equities (98.7%) (cost $682,971,216)		1,103,367,373

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Mid Cap Growth Fund

Portfolio of Investments as of December 31, 2021 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.0%) a
Beneficial State Bank	0.30%	01/14/2022	250,000	249,616
Citizens Trust Bank	0.05%	01/14/2022	200,000	199,644

				449,260

Certificates of Deposit Account Registry Service (0.1%) a
CDARS agreement with Beneficial State Bank, dated 03/18/2021 Participating depository institutions: Great Plains State Bank, par 243,500; OneUnited Bank, par 14,129; Southern States Bank, par 243,500; (cost $497,349)	0.07%	03/17/2022	501,129	497,349

Community Development Loans (0.0%) a
BlueHub Loan Fund	1.00%	04/15/2022	100,000	98,290
BlueHub Loan Fund	1.00%	04/15/2022	100,000	98,291
Root Capital Loan Fund	1.00%	02/01/2022	100,000	99,491
Vermont Community Loan Fund	0.50%	10/15/2022	100,000	95,282

				391,354

Time Deposits (1.3%)
Royal Bank of Canada, Toronto	0.01%	01/03/2022	13,978,713	13,978,713

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.1%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.03%			1,075,086

Total short-term securities (1.5%) (cost $16,391,762)				16,391,762

Total securities (100.2%) (cost $699,362,978)				1,119,759,135

Payable upon return of securities loaned (-0.1%)				(1,075,086)

Other assets and liabilities (-0.1%)				(822,966)

Total net assets (100.0%)				1,117,861,083

q This security is non-income producing.
l This security, or partial position of this security, was on loan at December 31, 2021. The total value of the securities on loan at December 31, 2021 was $1,034,936.
a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2021

Preferred Stocks	Interest Rate	Maturity Date	Shares	Market Value ($)

Banks (1.3%)
Bank of America	5.00%	09/17/2024	223,739	5,946,983

Capital Markets (0.5%)
The Charles Schwab Corp.	4.45%	06/01/2026	86,755	2,265,173

Equity Real Estate Investment Trusts (1.9%)
Digital Realty Trust Inc.	5.20%	10/10/2024	114,608	3,069,202
Public Storage	5.15%	06/02/2022	45,839	1,177,146
Public Storage [l]	3.88%	10/06/2025	40,000	1,008,000
Public Storage	4.00%	06/16/2026	140,549	3,526,374

				8,780,722

Total investment in preferred stocks (3.7%) (cost $16,979,170)				16,992,878

Convertible Bonds			Principal Amount ($)

Electrical Equipment (0.3%)
Sunrun Inc.	0.00%	02/01/2026	2,000,000	1,557,545

Total investment in convertible bond (0.3%) (cost $1,630,470)				1,557,545

Corporate Bonds

Air Freight & Logistics (1.3%)
FedEx Corp.	4.25%	05/15/2030	2,500,000	2,845,496
FedEx Corp.	4.75%	11/15/2045	2,500,000	3,055,715

				5,901,211

Airlines (2.3%)
Alaska Air 2020-1 Class B	8.00%	08/15/2025	5,253,020	5,848,237
Southwest Air 07-1 Trust	6.15%	08/01/2022	290,050	294,829
Southwest Airlines Co.	5.13%	06/15/2027	4,000,000	4,575,715

				10,718,781

Apparel & Luxury Goods (2.0%)
Hanesbrands Inc.	4.88%	05/15/2026	3,000,000	3,206,250
VF Corp.	2.95%	04/23/2030	3,500,000	3,633,958
VF Corp.	6.00%	10/15/2033	2,000,000	2,567,211

				9,407,419

Auto Components (1.4%)
APTIV plc	4.35%	03/15/2029	3,000,000	3,403,462
APTIV plc	5.40%	03/15/2049	2,500,000	3,322,011

				6,725,473

Biotechnology (0.7%)
Gilead Sciences Inc.	4.80%	04/01/2044	2,500,000	3,164,669

Building Products (1.4%)
Masco Corp.	2.00%	10/01/2030	3,000,000	2,883,073
Masco Corp.	4.50%	05/15/2047	3,000,000	3,610,429

				6,493,502

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2021 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Capital Markets (0.8%)
The Charles Schwab Corp.	4.63%	03/22/2030	3,000,000	3,553,285

Commercial Services & Supplies (1.2%)
Waste Management Inc.	3.15%	11/15/2027	3,500,000	3,739,850
Waste Management Inc.	1.50%	03/15/2031	2,000,000	1,885,318

				5,625,168

Consumer Finance (0.6%)
Capital One Financial	2.62%	11/02/2032	3,000,000	2,995,335

Consumer Services (1.3%)
Booking Holdings Inc.	4.63%	04/13/2030	5,000,000	5,836,742

Containers & Packaging (2.4%)
Ball Corp.	4.88%	03/15/2026	6,000,000	6,609,000
Sealed Air Corp.	4.00%	12/01/2027	4,482,000	4,670,827

				11,279,827

Electronic Equipment Instruments (1.5%)
Trimble Inc.	4.90%	06/15/2028	6,000,000	6,828,992

Equity Real Estate Investment Trusts (7.6%)
Alexandria Real Estate Equities, Inc.	2.00%	05/18/2032	3,750,000	3,585,856
Alexandria Real Estate Equities, Inc.	4.85%	04/15/2049	1,750,000	2,269,219
American Tower Corp.	2.70%	04/15/2031	4,500,000	4,518,765
American Tower Corp.	2.95%	01/15/2051	2,250,000	2,139,601
Digital Realty Trust Inc.	3.60%	07/01/2029	3,000,000	3,249,952
Iron Mountain Inc.	4.88%	09/15/2027	1,500,000	1,555,470
Iron Mountain Inc.	5.25%	03/15/2028	4,000,000	4,160,000
Iron Mountain Inc.	4.88%	09/15/2029	1,500,000	1,552,470
Regency Centers LP	3.75%	06/15/2024	2,000,000	2,106,468
Regency Centers LP	3.70%	06/15/2030	4,000,000	4,382,270
SBA Communications Corp.	3.88%	02/15/2027	5,500,000	5,665,000

				35,185,071

Financial Data (1.2%)
MSCI Inc.	4.00%	11/15/2029	5,500,000	5,747,500

Food & Staples Retailing (1.1%)
Mondelez International Inc.	4.13%	05/07/2028	3,000,000	3,420,809
Mondelez International Inc.	1.50%	02/04/2031	2,000,000	1,877,724

				5,298,533

Food Products (1.3%)
McCormick & Co., Inc.	2.50%	04/15/2030	6,000,000	6,071,027

Health Care Equipment (5.8%)
Becton, Dickinson and Co.	6.70%	08/01/2028	3,500,000	4,387,589
Becton, Dickinson and Co.	4.69%	12/15/2044	1,500,000	1,887,870
Boston Scientific Corp.	4.00%	03/01/2029	3,000,000	3,334,217
Boston Scientific Corp.	4.70%	03/01/2049	1,500,000	1,906,308
Danaher Corp.	3.35%	09/15/2025	2,000,000	2,130,236
Danaher Corp.	4.38%	09/15/2045	1,000,000	1,232,898
Hologic Inc.	3.25%	02/15/2029	5,500,000	5,500,000
Teleflex Inc.	4.63%	11/15/2027	500,000	520,000
Teleflex Inc.	4.25%	06/01/2028	6,000,000	6,181,140

				27,080,258

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2021 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Health Care Technology (0.5%)
DH Europe Finance II	3.25%	11/15/2039	2,000,000	2,140,672

Hotel Restaurant & Leisure (1.4%)
Hilton Domestic Operating Company Inc.	3.75%	05/01/2029	3,684,000	3,711,630
Hilton Domestic Operating Company Inc.	4.88%	01/15/2030	1,500,000	1,603,125
Hilton Domestic Operating Company Inc.	4.00%	05/01/2031	1,000,000	1,023,700

				6,338,455

Household Products (0.9%)
The Clorox Co.	1.80%	05/15/2030	4,500,000	4,365,658

Industrial Conglomerates (1.3%)
Roper Technologies Inc.	2.95%	09/15/2029	3,500,000	3,623,351
Roper Technologies Inc.	2.00%	06/30/2030	2,500,000	2,406,009

				6,029,360

Interactive Media & Services (0.6%)
Alphabet Inc.	1.10%	08/15/2030	3,000,000	2,839,699

IT Services (2.0%)
Fiserv Inc.	2.65%	06/01/2030	4,500,000	4,570,726
Fiserv Inc.	4.40%	07/01/2049	2,000,000	2,390,896
Mastercard Inc.	2.95%	06/01/2029	2,000,000	2,144,443

				9,106,065

Life Sciences Tools & Services (1.4%)
Agilent Technologies Inc.	2.75%	09/15/2029	5,250,000	5,424,732
Agilent Technologies Inc.	2.10%	06/04/2030	1,000,000	979,985

				6,404,717

Machinery (3.1%)
Cummins Inc.	4.88%	10/01/2043	2,500,000	3,319,885
Pentair Finance SA	4.50%	07/01/2029	5,000,000	5,660,357
Xylem Inc.	2.25%	01/30/2031	5,500,000	5,456,787

				14,437,029

Media (1.2%)
Comcast Corp.	4.25%	10/15/2030	5,000,000	5,776,134

Pharmaceuticals (0.5%)
Merck & Co. Inc.	3.40%	03/07/2029	2,000,000	2,177,610

Professional Services (0.6%)
CoStar Group Inc.	2.80%	07/15/2030	3,000,000	3,003,786

Retail (1.3%)
Lowe’s Companies Inc.	4.50%	04/15/2030	3,500,000	4,066,645
Lowe’s Companies Inc.	3.00%	10/15/2050	2,000,000	1,980,147

				6,046,792

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2021 (continued)

Corporate Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Road & Rail (1.4%)
Kansas City Southern	2.88%	11/15/2029	4,000,000	4,146,153
Kansas City Southern	4.70%	05/01/2048	2,000,000	2,496,554

				6,642,707

Semiconductor Equipment (3.5%)
Applied Materials Inc.	1.75%	06/01/2030	3,500,000	3,428,737
Intel Corp.	4.80%	10/01/2041	3,000,000	3,884,789
Micron Technology Inc.	2.70%	04/15/2032	5,000,000	5,005,650
Qorvo Inc.	3.38%	04/01/2031	4,000,000	4,071,760

				16,390,936

Snack & Juice Bars (1.2%)
Starbucks Corp.	2.45%	06/15/2026	3,500,000	3,622,729
Starbucks Corp.	2.55%	11/15/2030	2,000,000	2,041,868

				5,664,597

Software (3.3%)
Adobe Inc.	2.30%	02/01/2030	4,500,000	4,603,884
Autodesk Inc.	4.38%	06/15/2025	3,630,000	3,942,534
Autodesk Inc.	2.85%	01/15/2030	2,250,000	2,324,494
Cadence Design Systems Inc.	4.38%	10/15/2024	3,940,000	4,234,672

				15,105,584

Specialty Retail (1.3%)
O’Reilly Automotive Inc.	4.20%	04/01/2030	5,500,000	6,199,766

Telecom Services (0.5%)
Verizon Communications Inc.	4.02%	12/03/2029	2,000,000	2,244,262

Transportation & Infrastructure (2.1%)
Avantor Funding Inc.	4.63%	07/15/2028	6,000,000	6,255,000
Burlington Northern Santa Fe Corp.	5.05%	03/01/2041	2,500,000	3,252,720

				9,507,720

Wireless Telecom Services (1.1%)
T-Mobile USA Inc.	2.25%	02/15/2026	5,000,000	5,012,500

Total investment in corporate bonds (63.1%) (cost $295,409,799)				293,346,842

Supranational Bonds
European Bank for Reconstruction & Development	1.50%	02/13/2025	2,000,000	2,025,911
European Investment Bank	1.63%	10/09/2029	2,000,000	2,008,890
European Investment Bank	0.75%	09/23/2030	2,000,000	1,871,550
International Bank for Reconstruction & Development	3.13%	11/20/2025	4,000,000	4,283,853
International Bank for Reconstruction & Development	1.63%	11/03/2031	5,000,000	5,006,854
International Finance Corp.	2.00%	10/24/2022	3,000,000	3,038,286
International Finance Corp.	2.13%	04/07/2026	6,000,000	6,223,000

Total investment in supranational bonds (5.3%) (cost $24,147,598)				24,458,344

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2021 (continued)

U.S. Government Treasury Bonds	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
U.S. Treasury	2.50%	01/15/2022	4,500,000	4,503,594
U.S. Treasury	2.38%	03/15/2022	3,000,000	3,013,534
U.S. Treasury	0.13%	05/31/2022	3,000,000	2,999,531
U.S. Treasury	0.13%	06/30/2022	2,000,000	1,999,219
U.S. Treasury	1.75%	07/15/2022	3,000,000	3,024,023
U.S. Treasury	1.63%	11/15/2022	3,000,000	3,032,109
U.S. Treasury	1.38%	02/15/2023	4,000,000	4,041,719
U.S. Treasury	2.50%	03/31/2023	2,000,000	2,049,375
U.S. Treasury	2.88%	10/31/2023	3,000,000	3,118,594
U.S. Treasury	2.50%	01/31/2024	2,000,000	2,071,875
U.S. Treasury	2.38%	02/29/2024	3,000,000	3,102,188
U.S. Treasury	2.13%	03/31/2024	3,000,000	3,088,125
U.S. Treasury	2.00%	05/31/2024	1,000,000	1,027,656
U.S. Treasury	1.75%	06/30/2024	2,000,000	2,043,984
U.S. Treasury	1.75%	07/31/2024	3,000,000	3,067,852
U.S. Treasury	1.25%	08/31/2024	2,000,000	2,018,828
U.S. Treasury	2.25%	11/15/2024	3,000,000	3,110,977
U.S. Treasury	1.50%	11/30/2024	2,000,000	2,031,953
U.S. Treasury	1.38%	01/31/2025	1,500,000	1,517,519
U.S. Treasury	2.00%	02/15/2025	3,000,000	3,090,938
U.S. Treasury	0.50%	03/31/2025	1,000,000	983,711
U.S. Treasury	0.25%	06/30/2025	2,000,000	1,943,750
U.S. Treasury	2.25%	11/15/2025	3,000,000	3,125,977
U.S. Treasury	0.38%	12/31/2025	2,000,000	1,939,453
U.S. Treasury	2.63%	01/31/2026	2,000,000	2,115,703
U.S. Treasury	1.88%	07/31/2026	4,000,000	4,115,625
U.S. Treasury	2.00%	11/15/2026	3,000,000	3,105,234
U.S. Treasury	0.63%	03/31/2027	1,000,000	967,305
U.S. Treasury	0.50%	06/30/2027	2,000,000	1,915,234
U.S. Treasury	0.63%	12/31/2027	1,000,000	957,617
U.S. Treasury	2.75%	02/15/2028	3,000,000	3,244,922
U.S. Treasury	1.63%	08/15/2029	1,500,000	1,523,145
U.S. Treasury	3.50%	02/15/2039	2,000,000	2,515,391
U.S. Treasury	3.13%	11/15/2041	1,000,000	1,205,351
U.S. Treasury	2.75%	08/15/2042	1,000,000	1,143,086
U.S. Treasury	3.00%	05/15/2045	1,000,000	1,200,391
U.S. Treasury	2.75%	11/15/2047	1,500,000	1,753,301
U.S. Treasury	3.00%	08/15/2048	2,000,000	2,457,031
U.S. Treasury	2.88%	05/15/2049	2,000,000	2,419,141
U.S. Treasury	2.25%	08/15/2049	500,000	537,441
U.S. Treasury	2.00%	02/15/2050	1,000,000	1,020,273
U.S. Treasury	1.25%	05/15/2050	4,500,000	3,839,766
U.S. Treasury	1.38%	08/15/2050	2,000,000	1,760,312
U.S. Treasury (TIPS)	0.13%	01/15/2022	1,222,040	1,224,567
U.S. Treasury (TIPS)	0.38%	07/15/2025	1,166,340	1,266,960
U.S. Treasury (TIPS)	1.75%	01/15/2028	1,320,260	1,584,235
U.S. Treasury (TIPS)	0.63%	02/15/2043	2,406,060	2,992,349

Total investment in U.S. government treasury bonds (23.0%) (cost $104,410,201)				106,810,864

Total investment in long-term securities (95.4%) (cost $442,577,238)				443,166,473

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Fixed Income Fund

Portfolio of Investments as of December 31, 2021 (continued)

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)

Certificates of Deposit (0.1%) a
Beneficial State Bank	0.30%	10/23/2022	250,000	241,895
Citizens Trust Bank	0.05%	10/06/2022	250,000	242,362

				484,257

Time Deposits (3.8%)
Royal Bank of Canada, Toronto	0.01%	01/03/2022	17,454,174	17,454,174

Securities Purchased with Cash Collateral from Securities Lending

Registered Investment Companies (0.0%)
Invesco Aim Government & Agency Portfolio
Short-Term Investments Trust, Institutional Class	0.03%			158,100

Total short-term securities (3.9%) (cost $18,096,531)				18,096,531

Total securities (99.3%) (cost $460,673,769)				461,263,004

Payable upon return of securities loaned (0.0%)				(158,100)

Other assets and liabilities (0.7%)				3,014,788

Total net assets (100.0%)				464,119,692

l This security, or partial position of this security, was on loan at December 31, 2021. The total value of the securities on loan at December 31, 2021 was $154,938 a Market value adjustments have been applied to these securities to reflect potential early withdrawal. Such securities have been classified as level 3.

plc Public Limited Company
LP Limited Partnership
TIPS Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

THIS PAGE LEFT INTENTIONALLY BLANK

Annual Report • 2021

Statement of Assets and Liabilities

December 31, 2021

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund

Assets

Investments in stocks and bonds, at market value – Unaffiliated (cost $20,667,835,579, $6,022,625,935, $4,003,773,353, $682,971,216, $442,577,238)	$31,855,037,118	$8,302,563,890

Investments in stocks, at market value – Affiliated

(cost of $0, $149,509,867, $0, $0, $0)	-	136,960,860

Investments in short-term securities

(at cost which approximates market value)	396,322,467	230,809,970

Receivables

Investment securities sold	1,443,765	-

Dividends and interest	37,385,662	7,142,111

Capital shares sold	30,956,276	12,812,568

Other assets	477,795	176,073

Total assets	$32,321,623,083	$8,690,465,472

Liabilities

Payable upon return of loaned securities	283,060	7,537,010

Payable for investment securities purchased	11,682,068	-

Capital shares redeemed	15,455,290	2,958,854

Fees payable to Parnassus Investments	16,051,911	5,252,980

Accounts payable and accrued expenses	2,752,487	934,007

Total liabilities	$46,224,816	$16,682,851

Net assets	$32,275,398,267	$8,673,782,621

Net assets consist of

Capital paid-in	20,151,314,686	6,201,443,330

Total Distributable Earnings	12,124,083,581	2,472,339,291

Total net assets	$32,275,398,267	$8,673,782,621

Net asset value and offering per share

Net assets investor shares	$15,405,635,743	$3,155,696,285

Net assets institutional shares	$16,869,762,524	$5,518,086,336

Shares outstanding investor shares	242,962,956	69,818,290

Shares outstanding institutional shares	265,469,412	121,577,163

Net asset values and redemption price per share

(Net asset value divided by shares outstanding)

Investor shares	$63.41	$45.20

Institutional shares	$63.55	$45.39

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$5,369,616,170	$1,103,367,373	$443,166,473

-	-	-

64,542,172	16,391,762	18,096,531

-	-	-

3,045,352	123,343	3,107,624

14,541,356	191,109	183,610

148,687	17,640	18,533

$5,451,893,737	$1,120,091,227	$464,572,771

19,557,745	1,075,086	158,100

-	-	-

5,030,935	153,896	86,594

3,119,469	604,779	129,325

776,264	396,383	79,060

$28,484,413	$2,230,144	$453,079

$5,423,409,324	$1,117,861,083	$464,119,692

4,019,504,442	689,260,009	463,495,506

1,403,904,882	428,601,074	624,186

$5,423,409,324	$1,117,861,083	$464,119,692

$3,768,903,686	$880,724,162	$230,470,866

$1,654,505,638	$237,136,921	$233,648,826

69,759,347	13,684,962	13,384,876

30,583,392	3,676,794	13,564,752

$54.03	$64.36	$17.22

$54.10	$64.50	$17.22

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Statement of Operations

Year Ended December 31, 2021

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund

Investment income

Dividends – Unaffiliated	$339,021,985	$69,198,636

Interest	37,300	8,363

Securities lending	5,758	15,146

Other income	56	-

Foreign withholding tax	(120,633)	-

Total investment income	$338,944,466	$69,222,145

Expenses

Investment advisory fees	160,304,343	55,534,925

Transfer agent fees

Investor shares	186,786	81,413

Institutional shares	79,501	34,077

Fund administration	8,696,305	2,429,920

Service provider fees	28,501,960	5,971,653

Reports to shareholders	1,005,463	563,771

Registration fees and expenses	378,487	105,262

Custody fees	539,189	160,391

Professional fees	408,973	217,359

Trustee fees and expenses	440,868	126,049

Proxy voting fees	3,891	3,891

Pricing service fees	8,479	8,479

Other expenses	222,675	68,857

Total expenses	$200,776,920	$65,306,047

Fees waived by Parnassus Investments	-	(124,298)

Net expenses	$200,776,920	$65,181,749

Net investment gain (loss)	$138,167,546	$4,040,396

Realized and unrealized gain (loss) on investments

Net realized gain from securities transactions – Unaffiliated	3,440,522,820	896,473,868

Net realized loss from securities transactions – Affiliated	-	(60,575,884)

Net change in unrealized appreciation (depreciation) of securities – Unaffiliated	3,207,209,938	385,089,095

Net change in unrealized depreciation of securities – Affiliated	-	(16,174,506)

Net realized and unrealized gain (loss) on securities	$6,647,732,758	$1,204,812,573

Net increase (decrease) in net assets resulting from operations	$6,785,900,304	$1,208,852,969

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund

$96,962,825	$3,103,218	$613,520

4,779	3,197	9,669,448

792,225	15,095	2,502

7	-	-

(334,206)	(62,200)	-

$97,425,630	$3,059,310	$10,285,470

30,760,844	6,894,422	2,070,518

117,078	162,394	69,597

35,131	30,446	28,204

1,430,538	346,552	136,548

5,996,275	1,000,571	417,704

263,358	62,360	42,595

64,079	48,927	80,222

84,183	21,614	11,638

100,466	41,530	64,997

69,447	18,498	7,494

3,891	3,891	-

8,479	8,479	10,967

38,733	17,388	11,412

$38,972,502	$8,657,072	$2,951,896

(14,323)	-	(414,378)

$38,958,179	$8,657,072	$2,537,518

$58,467,451	$(5,597,762)	$7,747,952

886,558,141	37,428,313	1,883,786

-	-	-

149,668,136	68,858,447	(17,414,694)

-	-	-

$1,036,226,277	$106,286,760	$(15,530,908)

$1,094,693,728	$100,688,998	$(7,782,956)

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Statement of Changes in Net Assets

December 31, 2021

	Parnassus Core Equity Fund		Parnassus Mid Cap Fund

	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

Investment income from operations

Net investment income (loss)	$138,167,546	$153,368,333	$4,040,396	$26,264,287

Net realized gain (loss) from securities transactions	3,440,522,820	741,098,075	835,897,984	(199,386,087)

Net change in unrealized appreciation (depreciation) of securities	3,207,209,938	3,092,210,354	368,914,589	1,168,374,443

Increase (decrease) in net assets resulting from operations	$6,785,900,304	$3,986,676,762	$1,208,852,969	$995,252,643

Net Dividends and Distributions

Investor shares	(1,124,095,200)	(657,168,596)	(147,893,870)	(9,978,689)

Institutional shares	(1,264,690,424)	(636,504,722)	(256,103,542)	(21,299,664)

Distributions to shareholders	$(2,388,785,624)	$(1,293,673,318)	$(403,997,412)	$(31,278,353)

Capital share transactions

Investor shares

Proceeds from sale of shares	3,279,423,913	2,307,443,671	687,749,671	819,746,243

Reinvestment of dividends	1,115,694,721	652,240,377	144,188,004	9,718,366

Shares repurchased	(3,141,097,303)	(2,392,707,299)	(728,502,618)	(803,919,387)

Institutional shares

Proceeds from sale of shares	5,321,855,986	3,610,349,208	1,609,227,384	1,727,799,826

Reinvestment of dividends	1,195,899,155	597,355,677	229,884,988	18,571,623

Shares repurchased	(3,120,811,790)	(2,900,050,130)	(1,034,241,664)	(850,082,218)

Increase (decrease) in net assets from capital share transactions	4,650,964,682	1,874,631,504	908,305,765	921,834,453

Increase (decrease) in net assets	$9,048,079,362	$4,567,634,948	$1,713,161,322	$1,885,808,743

Net Assets

Beginning of year	23,227,318,905	18,659,683,957	6,960,621,299	5,074,812,556

End of year	$32,275,398,267	$23,227,318,905	$8,673,782,621	$6,960,621,299

Shares issued and redeemed

Investor shares

Shares sold	54,530,876	48,613,352	15,877,053	24,537,048

Shares issued through dividend reinvestment	17,781,833	12,829,100	3,279,874	246,511

Shares repurchased	(51,275,316)	(52,109,756)	(16,755,599)	(24,210,026)

Institutional shares

Shares sold	87,181,440	78,089,002	37,023,585	52,321,550

Shares issued through dividend reinvestment	19,022,124	11,748,549	5,206,556	466,919

Shares repurchased	(51,344,754)	(63,102,761)	(23,688,462)	(25,232,259)

Net increase (decrease) in shares outstanding

Investor shares	21,037,393	9,332,696	2,401,328	573,533

Institutional shares	54,858,810	26,734,790	18,541,679	27,556,210

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Parnassus Endeavor Fund		Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund

Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2021	Year Ended December 31, 2020

$58,467,451	$24,731,885	$(5,597,762)	$(226,167)	$7,747,952	$5,294,233

886,558,141	93,711,988	37,428,313	74,350,625	1,883,786	6,338,213

149,668,136	498,769,012	68,858,447	168,664,778	(17,414,694)	9,421,330

$1,094,693,728	$617,212,885	$100,688,998	$242,789,236	$(7,782,956)	$21,053,776

(552,036,842)	(15,706,961)	(38,686,277)	(43,080,181)	(5,605,237)	(4,413,996)

(257,959,199)	(8,893,207)	(10,348,642)	(10,794,133)	(5,579,620)	(2,890,281)

$(809,996,041)	$(24,600,168)	$(49,034,919)	$(53,874,314)	$(11,184,857)	$(7,304,277)

1,661,157,634	223,361,798	54,745,547	59,050,831	73,706,524	111,108,953

540,561,652	15,392,042	37,879,356	42,082,213	5,515,260	4,338,710

(867,217,743)	(1,125,707,788)	(112,975,604)	(197,185,648)	(71,565,611)	(51,490,750)

864,725,875	253,792,475	40,774,936	35,584,872	133,304,722	112,578,748

222,339,635	7,296,726	9,716,261	9,962,328	5,329,319	2,730,820

(546,788,818)	(544,800,948)	(43,015,695)	(45,501,407)	(60,369,485)	(25,930,119)

1,874,778,235	(1,170,665,695)	(12,875,199)	(96,006,811)	85,920,729	153,336,362

$2,159,475,922	$(578,052,978)	$38,778,880	$92,908,111	$66,952,916	$167,085,861

3,263,933,402	3,841,986,380	1,079,082,203	986,174,092	397,166,776	230,080,915

$5,423,409,324	$3,263,933,402	$1,117,861,083	$1,079,082,203	$464,119,692	$397,166,776

28,514,590	6,112,805	850,740	1,180,877	4,209,187	6,207,894

10,130,820	319,868	570,677	742,640	317,811	241,863

(15,219,176)	(31,799,987)	(1,736,441)	(3,849,766)	(4,104,512)	(2,881,906)

14,978,374	7,275,798	629,735	686,991	7,637,163	6,284,885

4,154,741	151,479	146,083	175,681	307,061	152,065

(9,756,673)	(15,132,100)	(659,943)	(919,258)	(3,465,361)	(1,453,499)

23,426,234	(25,367,314)	(315,024)	(1,926,249)	422,486	3,567,851

9,376,442	(7,704,823)	115,875	(56,586)	4,478,863	4,983,451

The accompanying notes are an integral part of these financial statements.

Annual Report • 2021

Notes to Financial Statements

1. Organization

The Parnassus Funds are comprised of two Trusts, the Parnassus Funds trust and the Parnassus Income Funds trust (collectively the “Trusts”), organized as Massachusetts Business Trusts registered under the Investment Company Act of 1940 as diversified, open-end investment management companies, and are comprised of five separate funds (collectively the “Funds”). The Parnassus Funds trust includes the Parnassus Mid Cap Growth Fund, which commenced operations on December 27, 1984, the Parnassus Endeavor Fund and the Parnassus Mid Cap Fund, both of which commenced operations on April 29, 2005. The Parnassus Income Funds trust includes the Parnassus Core Equity Fund and the Parnassus Fixed Income Fund, both of which commenced operations on August 31, 1992. Each Fund has distinct investment objectives. In general, each of the Funds seeks long-term capital appreciation. Prior to May 1, 2014, the Parnassus Core Equity Fund was known as the Parnassus Equity Income Fund, and the Parnassus Endeavor Fund was known as the Parnassus Workplace Fund and effective May 1, 2020, the name of the Parnassus Fund changed to the Parnassus Mid Cap Growth Fund.

2. Significant Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The presentation of the financial statements is made using specialized accounting principles applicable to investment companies.

Short-Term Securities

Short-term securities represent investments of excess cash and consist of time deposits, community development loans, certificates of deposit and money market funds.

Security Transactions and Related Investment Income and Expenses

Securities transactions are recorded on the date the securities are purchased or sold (trade date). Realized gains and losses on securities transactions are determined on the basis of first-in, first-out for both financial statement and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method, which approximates the interest method. Expenses are recorded on an accrual basis.

Class Allocations

Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various shares classes based on their relative net assets. Class-specific fees and expenses, such as broker service fees, administrative and shareholder services, are charged directly to the respective share class.

Dividends and Distributions to Shareholders

Dividends and distributions to shareholders are recorded on the ex-dividend date to shareholders of record on the record date. The Parnassus Core Equity Fund pays income dividends quarterly and capital-gain dividends annually. The Parnassus Fixed Income Fund pays income dividends monthly and capital-gain dividends annually. The other Funds pay income and capital-gain dividends annually.

3. Securities Valuations

Methods and Inputs

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Equity securities that are listed or traded on a national securities exchange are stated at market value, based on recorded closing sales on the exchange or on the NASDAQ’s National Market official closing price. In the absence of a recorded sale, and for over-the-counter securities, equity securities are stated at the mean between the last recorded bid and asked prices. Long-term, fixed-income securities are valued each business day using prices based on procedures established by independent pricing services and approved by the Board of Trustees (the “Trustees”). Fixed-income securities with an active market are valued at the “bid” price where such quotes are readily available from brokers and dealers and are representative of the actual market for such securities. Other fixed-income securities experiencing a less active market are valued as determined by the pricing services based on methods which include consideration of trading in securities of comparable yield, quality, coupon, maturity and type, as well as indications as to values from dealers and other market data without exclusive

Annual Report • 2021

Notes to Financial Statements (continued)

reliance upon quoted prices or over-the-counter prices, since such valuations are believed to reflect more accurately the value of such securities. Mortgage-backed and asset-backed securities are valued as determined by the pricing services based on methods which include standard inputs and cashflows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information. Investments in registered investment companies are valued at their net asset value.

Investments where market quotations are not readily available are priced at their fair value, in accordance with procedures established by the Trustees. These investments include certificates of deposit and community development loans. These investments carry interest rates ranging from 0.05% to 1.00% with maturities of one year or less. In determining fair value, the Trustees may consider a variety of information including, but not limited to, the following: price based upon a multiple of earnings or sales, fundamental analytical data and an evaluation of market conditions. A valuation adjustment is applied to certificates of deposit, community development loans and other community development investments as an estimate of potential penalties for early withdrawal.

The Funds follow Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Funds’ portfolio investments. These inputs are summarized in three levels, Level 1—unadjusted quoted prices in active markets for identical investments, Level 2—other significant observable inputs (including quoted prices for similar investments) and Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Securities Lending

The Parnassus Funds have entered into an agreement with Brown Brothers Harriman & Co., dated July 29, 2009 (“Agreement”), to provide securities lending services to the Funds. Under this program, the proceeds (cash collateral) received from borrowers are used to invest in money market funds.

Under the Agreement, the borrowers pay the Funds negotiated lenders’ fees and the Funds receive cash collateral in an amount equal to 102% of the market value of loaned securities. The borrower of securities is at all times required to post cash collateral to the portfolio in an amount equal to 100% of the market value of the securities loaned based on the previous day’s market value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. If the borrower defaults on its obligations to return the securities loaned because of insolvency or other reasons, the portfolio could experience delays and costs in recovering the securities loaned.

The agreement provides the right in the event of default for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a counterparty’s bankruptcy or insolvency. Under the agreement, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The Funds retained beneficial ownership and all economic benefits in the securities they have loaned and continues to receive interest paid by the securities and payments equivalent to dividends, and to participate in any changes in their market value, but does not have the proxy voting rights with respect to loaned securities. Each portfolio manager of the Funds has the responsibility to request that the securities lending agent call back securities which are out on loan to vote on material matters and it is the Funds’ policy that the portfolio managers vote on all material matters. However, the ability to timely recall shares for proxy voting purposes typically is not entirely within the control of the portfolio manager, the Funds or their securities lending agent. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

Annual Report • 2021

Notes to Financial Statements (continued)

Income generated from securities lending is presented in the Statement of Operations. Cash collateral received by the Funds is reflected as an asset in the Portfolio of Investments (securities purchased with cash collateral from securities lending). The related liability (payable upon return of securities loaned) is presented in the Statement of Assets and Liabilities.

At December 31, 2021, the following tables are a summary of the Funds’ securities lending agreements by counterparty, which are subject to offset under the agreement:

Parnassus Core Equity Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Barclays Capital Inc.	89,264	(89,264)	-
BMO Capital Markets	188,192	(188,192)	-
Total	277,456	(277,456)	-

Parnassus Mid Cap Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BMO Capital Markets	364,425	(364,425)	-
	185,976	(185,976)	-
	108,486	(108,486)	-
	105,127	(105,127)	-
Credit Suisse Securities (USA)	24,894	(24,894)	-
National Financial Services LLC	175,150	(175,150)	-
	788,175	(788,175)	-
	149,725	(149,725)	-
	70,625	(70,625)	-
	796,650	(796,650)	-
	576,300	(576,300)	-
	87,575	(87,575)	-
	613,025	(613,025)	-
	73,450	(73,450)	-
	103,264	(103,264)	-
	59,008	(59,008)	-
	240,125	(240,125)	-
	50,850	(50,850)	-
	73,450	(73,450)	-
	189,275	(189,275)	-
	56,242	(56,242)	-
	67,800	(67,800)	-
	63,618	(63,618)	-
	180,800	(180,800)	-

Annual Report • 2021

Notes to Financial Statements (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
National Financial Services LLC	53,675	(53,675)	-
	172,325	(172,325)	-
	257,238	(257,238)	-
	108,796	(108,796)	-
	53,675	(53,675)	-
	273,834	(273,834)	-
	90,400	(90,400)	-
	271,990	(271,990)	-
	178,868	(178,868)	-
Scotia Capital USA Inc.	34,114	(34,114)	-
	145,676	(145,676)	-
	53,476	(53,476)	-
	445,326	(445,326)	-
UBS Securities LLC	29,504	(29,504)	-
Total	7,372,912	(7,372,912)	-

Parnassus Endeavor Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BMO Capital Markets	144,036	(144,036)	-
	5,242,910	(5,242,910)	-
JP Morgan Securities LLC	13,595,050	(13,595,050)	-
Total	18,981,996	(18,981,996)	-

Parnassus Mid Cap Growth Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
BMO Capital Markets	67,515	(67,515)	-
JP Morgan Securities LLC	457,312	(457,312)	-
UBS AG London Branch	510,109	(510,109)	-
Total	1,034,936	(1,034,936)	-

Parnassus Fixed Income Fund
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
National Financial Services LLC	74,970	(74,970)	-
	79,968	(79,968)	-
Total	154,938	(154,938)	-

1 Collateral value of $283,060, $7,537,010, $19,557,745, $1,075,086 and $158,100 has been received in connection with securities lending agreements for Parnassus Core Equity Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Mid Cap Growth Fund and Parnassus Fixed Income Fund, respectively. Collateral received in excess of the value of the securities loaned from the individual counterparty is shown for financial reporting purposes in the Funds’ financial statements.

Annual Report • 2021

Notes to Financial Statements (continued)

As of December 31, 2021, the contractual maturity date is overnight and continuous for the gross obligation of the equity securities on loan in the Parnassus Core Equity Fund, Parnassus Mid Cap Fund, Parnassus Mid Cap Growth Fund, Parnassus Endeavor Fund in the amounts of $283,060, $7,537,010, $19,557,745 and $1,075,086, respectively, and preferred stock securities on loan in the Parnassus Fixed Income Fund of $158,100.

Community Development Investment Programs

The Parnassus Funds may each invest up to 2% of their assets in community investments and community-development loan funds. Each of the Funds may invest in obligations issued by community loan funds at below-market interest rates if the projects financed have a positive social impact. Generally, there is no secondary market on loan funds and thus these are considered illiquid.

As part of our community development investment program, the Parnassus Core Equity Fund, Parnassus Endeavor Fund and Parnassus Mid Cap Growth Fund has entered into an agreement for fund investments through the Certificate of Deposit Account Registry Service (“CDARS”) network. The CDARS network allows members to place funds in time deposits with depository institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). Provisions stipulate that participating institutions are FDIC insured; however, in the event of default or bankruptcy by any party to the agreement, the proceeds of the investment may be delayed or subject to legal proceedings and are subject to FDIC limits. While certain investments of the Funds may be bank deposits and may be covered by FDIC insurance, the Funds are themselves not covered by FDIC insurance.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4. Risk Factors

Investing in the Parnassus Funds may involve certain risks including, but not limited to the following:

Market Conditions

The prices of, and the income generated by, the common stocks and other securities held by the Funds may decline in response to certain events taking place around the world, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and public health emergencies (such as the spread of infectious disease); and currency, interest rate and commodity price fluctuations. Additionally, the values of, and the income generated by, most debt securities held by the Funds may be affected by changing interest rates and by changes in the effective maturities and credit ratings of these debt securities. The Funds’ investment adviser attempts to reduce these risks through diversification of the portfolio and ongoing credit analysis as well as by monitoring economic and legislative developments, but there can be no assurance that it will be successful at doing so. Investments in securities issued by entities based outside the U.S. may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices; expropriation; changes in tax policy; greater market volatility; different securities market structures and higher transaction costs.

Investing Outside the U.S.

Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investment outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Annual Report • 2021

Notes to Financial Statements (continued)

Contractual Obligations

Under the Trusts’ organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trusts. Additionally, the Trusts have a variety of indemnification obligations under contracts with its service providers. The Trusts’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trusts that have not yet occurred.

Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions, and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

5. Taxation and Distributions

Federal Income Taxes

The Trusts intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to shareholders. Therefore, no federal income tax provision is required. Income distributions and capital-gain distributions are determined in accordance with income tax regulations, which may differ from U.S. Generally Accepted Accounting Principles (“GAAP”).

The Funds follow ASC 740, Income Taxes, relating to uncertainty in income taxes and disclosures. ASC 740 establishes a minimum threshold for income tax benefits to be recognized in the financial statements. These tax benefits must meet a “more likely than not” threshold, which means that based on technical merits, they have a more than 50% likelihood of being sustained upon examination by the tax authority. Tax benefits meeting this threshold are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement with the tax authority. As of and during the year ended December 31, 2021, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur interest or penalties. The Funds are not generally subject to examination by U.S. federal taxing authorities before 2018 or state taxing authorities before 2017.

Tax Matters and Distributions

At December 31, 2021, the cost of investments in securities and net unrealized appreciation/depreciation for income tax purposes were as follows:

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Cost of investment	$21,072,503,432	$6,404,238,538	$4,102,916,280	$699,417,897	$460,748,943
Gross unrealized appreciation	$11,464,906,852	$2,378,140,728	$1,454,587,795	$439,320,591	$7,273,802
Gross unrealized depreciation	$(286,050,700)	$(112,044,544)	$(123,345,732)	$(18,979,350)	$(6,759,740)
Net unrealized appreciation	$11,178,856,152	$2,266,096,184	$1,331,242,063	$420,341,241	$514,062
Distributable earnings – ordinary income	$318,400,063	$1,512,279	$101,808,129	$-	$7,719,563
Distributable earnings – long-term capital gains	$3,255,761,617	$644,077,881	$841,877,084	$37,413,165	$1,956,111
Undistributed earnings – ordinary income	$31,299,833	$-	$1,940,758	$-	$29,072
Undistributed earnings – long-term capital gains	$913,927,596	$206,243,107	$70,722,061	$8,259,833	$81,052

Annual Report • 2021

Notes to Financial Statements (continued)

	Parnassus Core Equity Fund		Parnassus Mid Cap Fund		Parnassus Endeavor Fund
Distributions paid from:	2021	2020	2021	2020	2021	2020
Ordinary Income	$288,793,162	$143,654,104	$3,856,613	$20,003,674	$99,999,088	$24,600,168
Long-term capital gains	$2,099,992,463	$1,150,019,214	$400,140,799	$11,274,679	$709,996,953	$-
Total distributions	$2,388,785,625	$1,293,673,318	$403,997,412	$31,278,353	$809,996,041	$24,600,168

	Parnassus Mid Cap Growth Fund		Parnassus Fixed Income Fund
Distributions paid from:	2021	2020	2021	2020
Ordinary Income	$16,035,294	$974,550	$7,783,933	$5,304,673
Long-term capital gains	$32,999,626	$52,899,764	$3,400,923	$1,999,604
Total distributions	$49,034,920	$53,874,314	$11,184,856	$7,304,277

Net unrealized gain/loss differ for financial statement and income tax purposes primarily due to differing treatments of wash sales and return of capital distributions from REITs. Reclassifications as shown in the following table have been made in each Fund’s capital accounts to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2021. Additional permanent book to tax adjustments may be required in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Funds, are primarily attributable to the utilization of equalization and certain differences in the computation of distributable income and capital gains under Federal tax rules versus GAAP.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of December 31, 2021, none of the funds had a capital loss carry forward. During the current year, Parnassus Mid Cap Fund utilized $180,765,324 of capital loss carry forward to offset current year realized gains.

Fund	Increase Decrease in Total Distributable Earnings	Increase Decrease in Aggregate Capital Paid-In
Parnassus Core Equity Fund	$(245,251,599)	$245,251,599
Parnassus Mid Cap Fund	(37,693,975)	37,693,975
Parnassus Endeavor Fund	(122,969,342)	122,969,342
Parnassus Mid Cap Growth Fund	2,903,411	(2,903,411)
Parnassus Fixed Income Fund	(304,339)	304,339

Annual Report • 2021

Notes to Financial Statements (continued)

6. Fair Value Measurements

The following table summarizes the portfolios’ financial assets as of December 31, 2021, that is valued at fair value on a recurring basis:

Parnassus Core Equity Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$3,493,866,295	$-	$-	$3,493,866,295

Consumer Discretionary	1,764,462,208	-	-	1,764,462,208

Consumer Staples	2,791,838,759	-	-	2,791,838,759

Financials	3,388,385,856	-	-	3,388,385,856

Health Care	3,372,269,066	-	-	3,372,269,066

Industrials	3,121,003,464	-	-	3,121,003,464

Information Technology	10,276,240,656	-	-	10,276,240,656

Materials	1,790,403,675	-	-	1,790,403,675

Real Estate	1,856,567,139	-	-	1,856,567,139

Short-Term Investments	390,244,585	-	6,077,882	396,322,467
Total	$32,245,281,703	$-	$6,077,882	$32,251,359,585

Parnassus Mid Cap Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$255,857,980	$-	$-	$255,857,980

Consumer Discretionary	969,907,984	-	-	969,907,984

Consumer Staples	486,775,440	-	-	486,775,440

Financials	649,283,189	-	-	649,283,189

Health Care	1,342,137,473	-	-	1,342,137,473

Industrials	1,454,207,840	-	-	1,454,207,840

Information Technology	1,883,238,911	-	-	1,883,238,911

Materials	414,989,488	-	-	414,989,488

Real Estate	746,737,247	-	-	746,737,247

Utilities	236,389,198	-	-	236,389,198

Short-Term Investments	229,129,492	-	1,680,478	230,809,970
Total	$8,668,654,242	$-	$1,680,478	$8,670,334,720

Annual Report • 2021

Notes to Financial Statements (continued)

Parnassus Endeavor Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$298,854,323	$-	$-	$298,854,323

Consumer Discretionary	316,272,621	-	-	316,272,621

Consumer Staples	304,661,581	-	-	304,661,581

Financials	1,046,638,042	-	-	1,046,638,042

Health Care	1,201,508,375	-	-	1,201,508,375

Industrials	426,657,772	-	-	426,657,772

Information Technology	1,629,023,234	-	-	1,629,023,234

Real Estate	146,000,222	-	-	146,000,222

Short-Term Investments	63,110,633	-	1,431,539	64,542,172
Total	$5,432,726,803	$-	$1,431,539	$5,434,158,342

Parnassus Mid Cap Growth Fund

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:

Communication Services	$53,045,889	$-	$-	$53,045,889

Consumer Discretionary	188,298,043	-	-	188,298,043

Financials	114,088,914	-	-	114,088,914

Health Care	178,054,318	-	-	178,054,318

Industrials	161,764,441	-	-	161,764,441

Information Technology	408,115,768	-	-	408,115,768

Short-Term Investments	15,053,799	-	1,337,963	16,391,762
Total	$1,118,421,172	$-	$1,337,963	$1,119,759,135

Parnassus Fixed Income Fund

Investment Securities	Level 1	Level 2	Level 3	Total

Preferred Stocks	$16,992,878	$-	$-	$16,992,878

Convertible Bonds	-	1,557,545	-	1,557,545

Corporate Bonds	-	293,346,842	-	293,346,842

Supranational Bonds	-	24,458,344	-	24,458,344

U.S. Government Treasury Bonds	-	106,810,864	-	106,810,864

Short-Term Investments	17,612,274	-	484,257	18,096,531
Total	$34,605,152	$426,173,595	$484,257	$461,263,004

Annual Report • 2021

Notes to Financial Statements (continued)

The following table reconciles the valuation of the Funds’ Level 3 investment securities and related transactions as of December 31, 2021:

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit	Certificates of Deposit
	Community Development Loans	Community Development Loans	Community Development Loans

Balance as of December 31, 2020	$3,347,818	$742,330	$1,087,156	$1,137,122	$484,227

Discounts/premiums amortization	(24,451)	(11,852)	(6,746)	(288)	30

Purchases	6,154,515	1,700,000	1,451,129	1,351,129	500,000

Sales	(3,400,000)	(750,000)	(1,100,000)	(1,150,000)	(500,000)
Balance as of December 31, 2021	$6,077,882	$1,680,478	$1,431,539	$1,337,963	$484,257

Quantitative information about Level 3 fair value measurement:

	Fair Value at December 31, 2021	Valuation Technique	Unobservable Input	Range (Weighted Average)

Parnassus Core Equity Fund
Certificates of Deposit	$3,720,472	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$2,357,410	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Fund
Certificates of Deposit	$989,420	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$691,058	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Endeavor Fund
Certificates of Deposit	$1,233,073	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$198,466	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Mid Cap Growth Fund
Certificates of Deposit	$946,609	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$391,354	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

Parnassus Fixed Income Fund
Certificates of Deposit	$484,257	Liquidity Discount	Discount for Lack of Marketability	4%

Annual Report • 2021

Notes to Financial Statements (continued)

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposits are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

In accordance with procedures established by the Funds’ Trustees, all fair value securities as submitted by the Funds’ treasurer, are reviewed and approved by the Trustees. The Funds’ valuation committee is comprised of Independent Trustees. The committee reviews the methodologies used by the Funds when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.

7. Capital Stock

Capital stock consists of an unlimited number of authorized shares of capital stock with no par value.

8. Purchases and Sales of Securities

Purchases and proceeds from sales of securities, excluding short-term securities, for the year ended December 31, 2021 were as follows:

Fund	Affiliated Purchases	Unaffiliated Purchases	Affiliated Sales	Unaffiliated Sales
Parnassus Core Equity Fund	$-	$9,762,429,900	$-	$7,082,901,404
Parnassus Mid Cap Fund	196,404,829	2,936,960,060	90,103,363	2,552,882,164
Parnassus Endeavor Fund	-	2,804,217,989	-	1,655,450,993
Parnassus Mid Cap Growth Fund	-	316,592,977	-	377,340,533
Parnassus Fixed Income Fund	-	226,968,579	-	133,270,497

The above includes purchases and sales of U.S. Government securities in the amount of $26,497,888 and $61,305,493, respectively, within the Parnassus Fixed Income Fund.

9. Investment Advisory Agreement and Transactions with Affiliates

Under terms of an agreement which provides for furnishing investment management and advice to the Funds, Parnassus Investments is entitled to receive fees payable monthly, based on each Fund’s average daily net assets for the month, at the following annual rates:

Parnassus Mid Cap Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.70% of the amount above $500,000,000. Parnassus Endeavor Fund: 0.85% of the first $100,000,000, 0.80% of the next $100,000,000, 0.75% of the next $300,000,000 and 0.65% of the amount above $500,000,000. Parnassus

Mid Cap Growth Fund: 0.70% of the first $100,000,000, 0.65% of the next $100,000,000 and 0.60% of the amount above $200,000,000.

For the year ended December 31, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.98% of the net assets of the Parnassus Mid Cap Fund – Investor Shares and to 0.75% of net assets for the Parnassus Mid Cap Fund – Institutional Shares, 0.94% of net assets for the Parnassus Endeavor Fund – Investor Shares and to 0.71% of net assets for the Parnassus Endeavor Fund Institutional Shares, 0.83% of the net assets of the Parnassus Mid Cap Growth Fund – Investor Shares and to 0.68% of the net assets of the Parnassus Mid Cap Growth Fund – Institutional Shares.

Parnassus Core Equity Fund: 0.75% of the first $30,000,000, 0.70% of the next $70,000,000, 0.65% of the next $400,000,000, 0.60% of the next $9,500,000,000 and 0.55% of the amount above

Annual Report • 2021

Notes to Financial Statements (continued)

$10,000,000,000. Parnassus Fixed Income Fund: 0.50% of the first $200,000,000, 0.45% of the next $200,000,000 and 0.40% of the amount above $400,000,000. For the year ended December 31, 2021, Parnassus Investments has contractually agreed to limit total operating expenses to 0.84% of net assets of the Parnassus Core Equity Fund – Investor Shares and to 0.62% of net assets for the Parnassus Core Equity Fund – Institutional Shares and 0.68% of net assets for the Parnassus Fixed Income Fund – Investor Shares and to 0.45% of net assets for the Parnassus Fixed Income Fund – Institutional Shares.

The fund administration reflects annual rates based on net assets for all Funds managed by Parnassus Investments and was allocated based on respective Fund net assets at the following annual rates: 0.08% of the first $500,000,000, 0.07% of the next $500,000,000 and 0.03% of the amount above $1,000,000,000. The fund administration services fee was 0.03% of average net assets under this new agreement for the year ended December 31, 2021.

The Advisor has appointed Brown Brothers Harriman as a sub administrator to the Funds. Brown Brothers

Harriman provides day-to-day operational services to each Fund including, but not limited to fund accounting services. The fees payable to Brown Brothers Harriman for sub administrative services are paid by the Advisor and not the Funds. Custodian fees are paid by the Funds.

The Funds have a shareholder services agreement with Ultimus Financial Solutions under which the Funds compensate Ultimus Financial Solutions for providing transfer agent services to each of the Funds’ share classes. These services include recordkeeping, shareholder communications and transaction processing.

10. Investments in affiliates

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Additionally, as defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated companies’ outstanding shares or has the power to exercise control over management or policies of such company.

During the year ended December 31, 2021, investments in “affiliated companies” were as follows:

	Value at Beginning of Year	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income

Parnassus Mid Cap Fund

Non-Controlled Affiliates								Dividends

Grocery Outlet Holding Corp.	$ 107,409,784	$ 196,404,829	$ (90,103,363)	$ (60,575,884)	$ (16,174,506)	$ 136,960,860	4,843,029	$ -
Total Affiliates	$107,409,784	$196,404,829	$(90,103,363)	$(60,575,884)	$(16,174,506)	$136,960,860	4,843,029	$ -

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment to or additional disclosure in the financial statements.

Annual Report • 2021

Financial Highlights

Selected data for each share of capital stock outstanding, total return and ratios/supplement data for each of the five years ended December 31 are as follows:

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Core Equity Fund – Investor Shares
2021	$53.65	$0.23	$14.46	$14.69	$(0.53)	$(4.40)	$(4.93)
2020	47.03	0.33	9.44	9.77	(0.31)	(2.84)	(3.15)
2019	38.99	0.36	11.45	11.81	(0.34)	(3.43)	(3.77)
2018	42.67	0.45	(0.38)	0.07	(0.44)	(3.31)	(3.75)
2017	39.29	0.45	5.98	6.43	(0.55)	(2.50)	(3.05)
Parnassus Core Equity Fund – Institutional Shares
2021	53.75	0.36	14.49	14.85	(0.65)	(4.40)	(5.05)
2020	47.10	0.44	9.46	9.90	(0.41)	(2.84)	(3.25)
2019	39.05	0.46	11.47	11.93	(0.45)	(3.43)	(3.88)
2018	42.73	0.55	(0.37)	0.18	(0.55)	(3.31)	(3.86)
2017	39.35	0.55	5.98	6.53	(0.65)	(2.50)	(3.15)
Parnassus Mid Cap Fund – Investor Shares
2021	40.78	(0.04)	6.66	6.62	(0.01)	(2.19)	(2.20)
2020	35.63	0.12	5.18	5.30	(0.08)	(0.07)	(0.15)
2019	28.86	0.17	8.08	8.25	(0.18)	(1.30)	(1.48)
2018	32.07	0.23	(2.32)	(2.09)	(0.22)	(0.90)	(1.12)
2017	28.87	0.26	4.29	4.55	(0.48)	(0.87)	(1.35)
Parnassus Mid Cap Fund – Institutional Shares
2021	40.87	0.05	6.69	6.74	(0.03)	(2.19)	(2.22)
2020	35.68	0.20	5.20	5.40	(0.14)	(0.07)	(0.21)
2019	28.90	0.27	8.07	8.34	(0.26)	(1.30)	(1.56)
2018	32.11	0.31	(2.33)	(2.02)	(0.29)	(0.90)	(1.19)
2017	28.90	0.34	4.29	4.63	(0.55)	(0.87)	(1.42)
Parnassus Endeavor Fund – Investor Shares
2021	48.31	0.69	14.08	14.77	(0.97)	(8.08)	(9.05)
2020	38.18	0.28	10.19	10.47	(0.34)	—	(0.34)
2019	28.87	0.25	9.36	9.61	(0.30)	—	(0.30)
2018	37.18	0.38	(5.13)	(4.75)	(0.52)	(3.04)	(3.56)
2017	32.99	0.34	6.20	6.54	(0.77)	(1.58)	(2.35)
Parnassus Endeavor Fund – Institutional Shares
2021	48.36	0.80	14.11	14.91	(1.09)	(8.08)	(9.17)
2020	38.19	0.36	10.22	10.58	(0.41)	—	(0.41)
2019	28.89	0.34	9.36	9.70	(0.40)	—	(0.40)
2018	37.21	0.46	(5.13)	(4.67)	(0.61)	(3.04)	(3.65)
2017	33.01	0.41	6.21	6.62	(0.84)	(1.58)	(2.42)

Annual Report • 2021

Net Asset Value End of Year	Total Overall Return	Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$63.41	27.55%	$15,405,636	0.82%	0.82%	0.38%	25.82%
53.65	21.19	11,906,386	0.84	0.84	0.69	37.15
47.03	30.69	9,998,994	0.86	0.86	0.78	36.88
38.99	(0.18)	8,172,571	0.87	0.87	1.03	31.43
42.67	16.58	9,870,059	0.87	0.87	1.09	24.52

63.55	27.81	16,869,763	0.61	0.61	0.60	25.82
53.75	21.47	11,320,933	0.62	0.62	0.91	37.15
47.10	30.96	8,660,689	0.63	0.63	1.02	36.88
39.05	0.05	6,543,658	0.63	0.63	1.24	31.43
42.73	16.81	6,245,179	0.64	0.64	1.31	24.52

45.20	16.39	3,155,696	0.96	0.96	(0.08)	34.76
40.78	14.88	2,749,355	0.98	0.98	0.34	41.00
35.63	28.75	2,381,822	1.01	0.99	0.48	28.27
28.86	(6.64)	1,752,821	1.02	0.99	0.71	31.52
32.07	15.79	2,021,276	1.01	0.99	0.83	33.27

45.39	16.63	5,518,086	0.75	0.75	0.13	34.76
40.87	15.16	4,211,267	0.76	0.75	0.58	41.00
35.68	29.02	2,692,990	0.75	0.75	0.77	28.27
28.90	(6.39)	1,073,093	0.75	0.75	0.95	31.52
32.11	16.04	780,372	0.75	0.75	1.09	33.27

54.03	31.12	3,768,904	0.90	0.90	1.20	37.22
48.31	27.42	2,238,344	0.94	0.94	0.75	52.77
38.18	33.29	2,737,805	0.97	0.95	0.73	57.29
28.87	(13.49)	2,758,361	0.95	0.95	1.04	70.96
37.18	19.81	4,185,857	0.92	0.92	0.94	43.21

54.10	31.37	1,654,506	0.71	0.71	1.39	37.22
48.36	27.72	1,025,590	0.73	0.71	0.96	52.77
38.19	33.57	1,104,181	0.71	0.71	0.97	57.29
28.89	(13.25)	939,280	0.72	0.72	1.25	70.96
37.21	20.03	1,031,525	0.72	0.72	1.12	43.21

Annual Report • 2021

Financial Highlights (continued)

For a Share Outstanding for the Year Ended	Net Asset Value Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Securities(a)	Total from Investment Operations(a)	Dividends from Net Investment Income	Distributions from Net Realized Gains on Securities	Total Dividends and Distributions
Parnassus Mid Cap Growth Fund – Investor Shares
2021	$61.44	$(0.34)	$6.16	$5.82	$(0.94)	$(1.96)	$(2.90)
2020	50.47	(0.02)	14.19	14.17	(0.06)	(3.14)	(3.20)
2019	40.54	0.29	11.77	12.06	(1.28)	(0.85)	(2.13)
2018	48.27	0.50	(5.01)	(4.51)	(0.54)	(2.68)	(3.22)
2017	44.97	0.46	6.68	7.14	(0.45)	(3.39)	(3.84)
Parnassus Mid Cap Growth Fund – Institutional Shares
2021	61.49	(0.26)	6.17	5.91	(0.94)	(1.96)	(2.90)
2020	50.43	0.05	14.21	14.26	(0.06)	(3.14)	(3.20)
2019	40.52	0.37	11.75	12.12	(1.36)	(0.85)	(2.21)
2018	48.25	0.58	(5.02)	(4.44)	(0.61)	(2.68)	(3.29)
2017	44.95	0.54	6.67	7.21	(0.52)	(3.39)	(3.91)
Parnassus Fixed Income Fund – Investor Shares
2021	18.01	0.29	(0.66)	(0.37)	(0.29)	(0.13)	(0.42)
2020	17.05	0.29	1.05	1.34	(0.28)	(0.10)	(0.38)
2019	15.92	0.37	1.15	1.52	(0.39)	—	(0.39)
2018	16.54	0.42	(0.61)	(0.19)	(0.43)	—	(0.43)
2017	16.42	0.37	0.14	0.51	(0.39)	—	(0.39)
Parnassus Fixed Income Fund – Institutional Shares
2021	18.01	0.33	(0.67)	(0.34)	(0.32)	(0.13)	(0.45)
2020	17.04	0.33	1.06	1.39	(0.32)	(0.10)	(0.42)
2019	15.92	0.41	1.14	1.55	(0.43)	—	(0.43)
2018	16.54	0.46	(0.61)	(0.15)	(0.47)	—	(0.47)
2017	16.41	0.41	0.14	0.55	(0.42)	—	(0.42)

Annual Report • 2021

Net Asset Value End of Year	Total Overall Return	Net Assets End of Year (000s)	Ratio of Gross Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (Net of Waiver and Expense Offset Arrangements)(b,c)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$64.36	9.37%	$880,724	0.80%	0.80%	(0.52)%	28.73%
61.44	28.61	860,120	0.83	0.83	(0.05)	82.46
50.47	29.82	803,731	0.84	0.84	0.60	43.61
40.54	(9.73)	685,715	0.85	0.85	1.06	47.26
48.27	16.08	923,262	0.84	0.84	0.96	37.45

64.50	9.50	237,137	0.68	0.68	(0.40)	28.73
61.49	28.81	218,962	0.68	0.68	0.09	82.46
50.43	29.98	182,443	0.68	0.68	0.76	43.61
40.52	(9.57)	154,445	0.69	0.69	1.21	47.26
48.25	16.25	162,414	0.69	0.69	1.11	37.45

17.22	(2.09)	230,471	0.76	0.68	1.64	31.29
18.01	7.91	233,496	0.74	0.68	1.61	37.77
17.05	9.63	160,158	0.87	0.68	2.22	53.98
15.92	(1.12)	157,213	0.86	0.68	2.64	46.43
16.54	3.10	182,161	0.82	0.68	2.25	38.48

17.22	(1.90)	233,649	0.56	0.45	1.88	31.29
18.01	8.19	163,671	0.55	0.45	1.81	37.77
17.04	9.82	69,923	0.45	0.45	2.44	53.98
15.92	(0.89)	58,293	0.45	0.45	2.90	46.43
16.54	3.37	47,365	0.47	0.47	2.46	38.48

(a) Income (loss) from operations per share is based on average daily shares outstanding.

(b) For the year ended December 31, 2021, Parnassus Investments has contractually limited expenses to an annualized rate of 0.84% for the Parnassus Core Equity Fund—Investor Shares, 0.98% for the Parnassus Mid Cap Fund – Investor Shares, 0.94% for the Parnassus Endeavor Fund – Investor Shares, 0.83% for the Parnassus Mid Cap Growth Fund – Investor Shares and 0.68% for the Parnassus Fixed Income Fund – Investor Shares.

(c) For the year ended December 31, 2021, Parnassus Investments has contractually limited expenses to an annualized rate of 0.62% for the Parnassus Core Equity Fund—Institutional Shares, 0.75% for the Parnassus Mid Cap Fund – Institutional Shares, 0.71% for the Parnassus Endeavor Fund – Institutional Shares, 0.68% for the Parnassus Mid Cap Growth Fund – Institutional Shares and 0.45% for the Parnassus Fixed Income Fund – Institutional Shares.

Annual Report • 2021

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Parnassus Funds and Parnassus Income Funds, and Shareholders of Parnassus Mid Cap Growth Fund, Parnassus Mid Cap Fund, Parnassus Endeavor Fund, Parnassus Core Equity Fund and Parnassus Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Parnassus Mid Cap Growth Fund, Parnassus Mid Cap Fund and Parnassus Endeavor Fund (constituting the Parnassus Funds), and Parnassus Core Equity Fund and Parnassus Fixed Income Fund (constituting the Parnassus Income Funds) (hereafter collectively referred to as the “Funds”) as of December 31, 2021, and the related statements of operations and of changes in net assets , including the related notes, and the financial highlights for the year ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, and the results of each of their operations , the changes in each of their net assets and each of the financial highlights for the year ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Funds as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 28, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

San Francisco, California

January 28, 2022

We have served as the auditor of one or more investment companies in the Trusts since 2021.

Annual Report • 2021

Additional Information (unaudited)

Board of Trustees and Officers

Independent Trustees§							Interested Trustee†
Name	Alecia A. DeCoudreaux	Donald J. Boteler	Kay Yun	Eric P. Rakowski	Rajesh Atluru	Roy Swan, Jr.	Benjamin E. Allen
Age	67	73	58	63	52	57	44
Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105
Position(s) Held with Funds	Lead Independent Trustee and Chairperson	Trustee, Audit Committee Chairperson	Trustee, Nominating & Governance Chairperson	Trustee	Trustee	Trustee	President and Chief Executive Officer and Trustee
Term of Office and Length of Service	Indefinite.* Since 2013.	Indefinite.* Since 2012.	Indefinite.* Since 2017.	Indefinite.* Since 2021.	Indefinite.* Since 2021.	Indefinite.*Since 2021.	Indefinite. President since 2017 for Parnassus Funds and Parnassus Income Funds. Interested Trustee effective January 1, 2021.
Principal Occupation(s) During Past 5 Years	Director of CVS Health Corporation since 2015. President of Mills College from 2011 to 2016. Trustee Emerita of Wellesley College, Honorary Director of the Indiana University Foundation and Emerita Board Member of the Indiana University School of Law Board of Visitors.	Independent Trustee, FAM Funds, since 2012. Since 2016, has served as a member of the Town Council of South Bethany, Delaware and Chairman of the town’s Budget and Finance Committee. Previously employed by Investment Company Institute from 1986 to 2012, serving as Vice President, Operations & Continuing Education from 1993 to 2012.	Partner and Chief Financial Officer at Health Evolution Partners in San Francisco since 2007. Currently a trustee at both the American Conservatory Theater and the San Francisco University High School.	Professor of Law, University of California at Berkeley School of Law since 1990.	Founder and Managing Director of Activate Capital, a private equity/venture capital investment firm focusing on sustainable investments in energy, mobility and industrial ecosystems.	Head of The Ford Foundation’s Mission Investments program, managing the foundation’s portfolio of mission-related investments, program-related investments, and grants dedicated to the impact investing field since 2018. Before joining the Ford Foundation in 2018, Mr. Swan was a managing director at Morgan Stanley, where he held roles including co-head of Global Sustainable Finance, President & COO of Morgan Stanley Trust, and founding CEO and Managing Member of Morgan Stanley Impact Small Business Investment Company LLC, where he remains a Managing Member.	Chief Executive Officer of Parnassus Investments since 2018. President of Parnassus Investments since 2017. Vice President of Parnassus Investments from 2008 to 2017; employed by Parnassus Investments since 2005. Portfolio Manager of the Parnassus Core Equity Fund since 2012. Vice President of Parnassus Funds and Parnassus Income Funds from 2015 to 2017.

Annual Report • 2021

Additional Information (unaudited) (continued)

Board of Trustees and Officers (continued)

Independent Trustees§							Interested Trustee†
Name	Alecia A. DeCoudreaux	Donald J. Boteler	Kay Yun	Eric P. Rakowski	Rajesh Atluru	Roy Swan, Jr.	Benjamin E. Allen
Portfolios in the Fund Complex Overseen by Trustee	Five	Five	Five	Five	Five	Five	Five
Other Directorships Held by Trustee	CVS Health Corporation	FAM Funds	None	AMG Funds (43 portfolios); AMG Pantheon Fund, LLC (1 portfolio); AMG Pantheon Master Fund, LLC (1 portfolio); AMG Pantheon Subsidiary Fund, LLC (1 portfolio); AMG Pantheon Lead Fund LLC (1 portfolio); Harding, Loevner Funds, Inc. (10 portfolios); Third Avenue Trust (3 portfolios) (2002-2019); and Third Avenue Variable Trust (1 portfolio) (2002-2019)	None	Aequi Acquisition Corp.	None

§ “Independent” Trustees are Trustees who are not deemed to be “interested persons” of the Funds as defined in the Investment Company Act of 1940.

† An “interested” Trustee is a Trustee who is deemed to be an “interested person” of the Funds, as defined in the Investment Company Act of 1940. Benjamin E. Allen is an interested person of the Funds because of his ownership in the Funds’ investment adviser and because he is an officer of the Trusts.

* Subject to the mandatory retirement age for independent Trustees.

Annual Report • 2021

Additional Information (unaudited) (continued)

Board of Trustees and Officers (continued)

Additional information about the Funds’ Board of Trustees is available in the Statement of Additional Information. The Statement of Additional Information is available without charge on the Securities and

Exchange Commission’s website (www.sec.gov) or by calling us at (800) 999-3505 or at the Parnassus website, www.parnassus.com.

Officers§
Name	Marc C. Mahon	Todd C. Ahlsten	John V. Skidmore II	Downey H. Blount
Age	44	49	56	51
Address	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105	1 Market Street, Suite 1600 San Francisco, California 94105
Position(s) Held with Funds	Executive Vice President and Treasurer	Vice President	Chief Compliance Officer, Fidelity Bond Officer and Secretary	Assistant Secretary
Term of Office and Length of Service	Indefinite. Since 2007. As Executive Vice President since 2017.	Indefinite. Since 2001.	Indefinite. Since 2008.	Indefinite. Since 2015.
Principal Occupation(s) During Past 5 Years	Chief Operating Officer of Parnassus Investments since 2018. Chief Financial Officer of Parnassus Investments since 2007.	Portfolio Manager of Parnassus Core Equity Fund since 2001. Chief Investment Officer of Parnassus Investments since 2007.	Chief Compliance Officer of Parnassus Investments since 2008.	Deputy Chief Compliance Officer of Parnassus Investments since 2019. Chief Compliance Officer of Parnassus Funds Distributor from 2015 to 2019. Senior Compliance Officer of Parnassus Investments from 2014 through 2018.

Voting Results of Special Meetings of Shareholders (Unaudited)

Special meetings of the shareholders of the series of Parnassus Funds and Parnassus Income Funds were held on September 28, 2021. At the special shareholder meetings, the shareholders approved new investment advisory agreements with Parnassus Investments, LLC, and elected Benjamin E. Allen, Rajesh Atluru, Donald J. Boteler, Alecia A. DeCoudreaux, Eric P. Rakowski, Roy Swan, Jr., and Kay Yun as Trustees, which are all of the

Trustees of Parnassus Funds and Parnassus Income Funds. The new investment advisory agreements became effective as of October 1, 2021, which is the date that Affiliated Managers Group, Inc. consummated its purchase of a majority interest in Parnassus Investments, LLC.

In approving the new investment advisory agreements, the shareholder of each series voted as follows:

Name of Fund	Number of Votes For	Number of Votes Against	Number of Broker Non-Votes and Abstentions
Parnassus Core Equity Fund	203,254,057	4,509,086	86,093,579
Parnassus Mid Cap Fund	89,020,837	1,258,905	3,901,303
Parnassus Endeavor Fund	36,996,960	1,157,573	3,610,770
Parnassus Mid Cap Growth Fund	8,307,697	390,436	2,238,933
Parnassus Fixed Income Fund	12,186,164	672,138	4,186,732

Annual Report • 2021

Additional Information (unaudited) (continued)

In electing the Trustees, the shareholders voted as follows (there were no abstentions or broker non-votes):

Parnassus Funds Trust
Election of Trustees	For	Withheld
Benjamin E. Allen	173,898,220	52,111,235
Rajesh Atluru	216,158,523	9,850,932
Donald J. Boteler	215,767,819	10,241,636
Alecia A. DeCoudreaux	216,371,829	9,637,626
Eric P. Rakowski	215,809,447	10,200,008
Roy Swan, Jr.	215,942,690	10,066,766
Kay Yun	216,383,340	9,626,117

Parnassus Income Funds Trust
Election of Trustees	For	Withheld
Benjamin E. Allen	247,434,349	63,467,407
Rajesh Atluru	295,550,668	15,351,087
Donald J. Boteler	295,636,505	15,265,250
Alecia A. DeCoudreaux	296,094,944	14,806,811
Eric P. Rakowski	295,154,144	15,747,612
Roy Swan, Jr.	295,400,467	15,501,288
Kay Yun	296,196,764	14,704,991

Proxy Disclosures

Parnassus proxy voting policies and procedures are available, without charge, on our website (www.parnassus.com), on the Securities and Exchange Commission’s website (www.sec.gov) and by calling us at (800) 999-3505. The Funds file a proxy voting record with the Securities and Exchange Commission for the 12 months ended June 30. The most recent report is available by calling Parnassus or it may be obtained from the Securities and Exchange Commission’s website or the Parnassus website.

Quarterly Portfolio Schedule

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the Securities and Exchange Commission’s web site at http://www.sec.gov. The Funds publish their entire portfolio holdings information as of the end of each month and quarter on the Parnassus Funds’ website (www.parnassus.com). This information is available to anyone who visits the website and is updated on or about ten business days following the end of each month. Holdings information will remain on the website until updated for the subsequent time period.

Annual Report • 2021

Additional Information (unaudited) (continued)

Federal Income Tax Information

For the year ended December 31, 2021, the following percentages of ordinary income distributed by the

Funds that qualify for the individual qualified dividend income deduction (QDI) and the corporate dividends received deduction (DRD) are as follows:

Fund	QDI	DRD
Parnassus Core Equity Fund	100.00%	100.00%
Parnassus Mid Cap Fund	100.00%	100.00%
Parnassus Endeavor Fund	75.15%	75.13%
Parnassus Mid Cap Growth Fund	46.52%	46.52%
Parnassus Fixed Income Fund	7.72%	7.72%

Tax information unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2021:

	Parnassus Core Equity Fund	Parnassus Mid Cap Fund	Parnassus Endeavor Fund	Parnassus Mid Cap Growth Fund	Parnassus Fixed Income Fund
Long-term capital gains	$2,345,195,337	$437,834,774	$832,966,295	$35,697,087	$3,703,843

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

Liquidity Risk Management Program

Rule 22e-4 of the Investment Company Act of 1940 (the “Liquidity Rule”) required that the Board of Trustees (the “Trustees”) of the Parnassus Funds trust and the Parnassus Income Funds trust (the “Trusts”), which collectively are known as the Parnassus Funds (the “Funds”), approve a liquidity risk management program (the “Liquidity Program”) for the Funds. The purpose of the Liquidity Program is to assess and manage the Funds’ liquidity risk, which is the risk that the Funds would not be able to meet requests to redeem Fund shares without significant dilution of the remaining shareholders’ interests in the Funds. The Trustees designated a Liquidity Risk Management Committee as the administrator of the Liquidity Program (the “Program Administrator”).

The Program Administrator provided a written report regarding the Liquidity Program to the Trustees in advance of its meeting on March 24, 2021. The report addressed the operation of the Liquidity Program, assessed the adequacy and effectiveness of its implementation, and described any material changes to the Liquidity Program during the review period. The report covered the period from March 1, 2020, through February 28, 2021 (the “Review Period). The Trusts’ executive vice president and principal accounting officer presented the report to the Board at the meeting and provided additional information regarding the Liquidity Program. The Board reviewed the Liquidity Program, and considered, among other items, the following:

1.

The Program Administrator reviewed daily historical net redemption activity during the review period and during prior periods with higher-than-average redemption activity and concluded that the Funds have historically been able to meet requests to redeem Fund shares without significant dilution to the Funds’ remaining shareholders, and the Program Administrator expects the Funds to be able to continue to do so in the future during both normal and reasonably foreseeable stressed conditions.

2.	The Funds hold assets that are highly liquid investments and is therefore not required to establish a highly liquid investment minimum for the Funds or adopt policies and

Annual Report • 2021

Additional Information (unaudited) (continued)

procedures for responding to a highly liquid investment minimum shortfall.

3.

The Program Administrator did not make any material changes to the Liquidity Program during the Review Period and did not recommend any changes to the Liquidity Program or the model inputs used to determine the liquidity classification of each security held by the Funds.

4.

The Program Administrator concluded that the Liquidity Program was reasonably designed to assess and manage the Funds’ liquidity risk, complies with the requirements of the Liquidity Rule, and was effectively implemented, having operated as intended during the Review Period.

Annual Report • 2021

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Annual Report • 2021

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Cash Flow (free cash flow) is a measure of the amount of money coming into and going out of a company. Credit Spread is the difference in yield between two bonds of the same maturity. Duration is a measure of the sensitivity of the price (the value of principal) of a fixed income investment to a change in interest rates. Duration is expressed as a number of years. Rising interest rates mean falling bond prices, while declining interest rates mean rising bond prices. Investment Grade refers to the quality of an issuer’s credit. The term usually refers to bonds rated BBB or higher by an independent rating agency. A rating below BBB is considered to be noninvestment grade. The 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It is a “subsidized” yield, which means it includes contractual expense reimbursements and it would be lower without those reimbursements. The Unsubsidized 30-Day SEC Yield is computed under an SEC standardized formula based on net income earned over the past 30 days. It excludes contractual expense reimbursements, resulting in a lower yield. Price/Book (P/B) Ratio is the ratio of a stock’s latest closing price divided by its book value per share. Price/Earnings (P/E) Ratio is a ratio of a stock’s current price to its per-share earnings over the past 12 months (or “trailing” 12 months); whereas, a Forward Price/Earnings (PE) Ratio is calculated using forecasted earnings.

The Russell 1000® Value Index, the Russell Midcap® Index, the Russell Midcap® Growth Index, the Lipper Multi-Cap Value Funds Average, the Lipper Mid-Cap Core Funds Average, the Bloomberg U.S. Aggregate Bond Index, and the Standard & Poor’s 500 Composite Stock Price Index (the S&P 500 Index) are widely recognized indices of common stock prices.

The Russell 1000 Value Index is a market capitalization weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Index is a market capitalization-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index.

The Russell Midcap Growth Index measures the performance of the midcap growth segment of the US equity universe. It includes those Russell Midcap Index companies with higher price-to book ratios and higher forecasted growth values.

The Lipper Multi-Cap Value Funds Average tracks the financial performance of several different types of managed fund strategies.

The Lipper Mid-Cap Core Funds Average tracks the financial performance of several different types of managed fund strategies. Each Lipper index is based on the performance of the largest publicly traded funds in the strategy group.

The Bloomberg U.S. Aggregate Bond Index is a widely recognized index of fixed income security prices.

The S&P 500 Index is an unmanaged index of 500 common stocks primarily traded on the New York Stock Exchange, weighted by market capitalization. Index performance includes the reinvestment of dividends and capital gains. An investor cannot invest directly in an index. An index reflects no deductions for fees, expenses or taxes. The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Parnassus Investments. Copyright © 2021 by S&P Dow Jones Indices LLC, a subsidiary of McGraw-Hill Financial, Inc., and/or its affiliates. All rights reserved. Redistribution, reproduction and/or photocopying in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC. Neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Earnings growth is not representative of the fund’s future performance.

Effective September 30, 2021 the benchmark for the Parnassus Endeavor Fund changed from the S&P 500 to the Russell 1000 Value Index.

Mutual fund investing involves risk, and loss of principal is possible. The Fund’s share price may change daily based on the value of its security holdings. Stock markets can be volatile, and stock values fluctuate in response to the asset levels of individual companies and in response to general U.S. and international market and economic conditions. In addition to large cap companies, the Fund may invest in small and/or mid cap companies, which can be more volatile than large cap firms. Security holdings in the fund can vary significantly from broad market indexes.

Parnassus Fixed Income Fund: Bond prices are inversely related to interest rates. As interest rates drop, bond prices will increase, and as interest rates go up, the price of bonds will decrease. A security’s value may also be affected by the possibility that issuers of debt obligations will not pay the Fund interest or principal, or that their credit rating may be downgraded by a ratings agency. In addition, up to 20% of the Fund’s total net assets may be invested in convertible securities, which may not have an investment-grade rating. This would make them riskier than securities with an investment-grade rating.

Parnassus Mid Cap Growth Fund: The adviser may be wrong in its assessment of a company’s potential for growth, and the growth stocks the fund holds may not grow as the advisor anticipates. In addition, there are periods when investing in growth stocks falls out of favor with investors and these stocks may underperform.

Parnassus Mid Cap and Parnassus Mid Cap Growth Funds: The Fund invests in small and/or mid cap growth companies, which are generally riskier than larger companies, and the Fund’s share price may be more volatile than funds that invest in larger companies.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE GUIDELINES: The Fund evaluates financially material ESG factors as part of the investment decision-making process, considering a range of impacts they may have on future revenues, expenses, assets, liabilities and overall risk. The Fund also utilizes active ownership to encourage more sustainable business policies and practices and greater ESG transparency. Active ownership strategies include proxy voting, dialogue with company management and sponsorship of shareholder resolutions, and public policy advocacy. There is no guarantee that the ESG strategy will be successful.

© 2021 Parnassus Investments, LLC. All rights reserved. PARNASSUS, PARNASSUS INVESTMENTS, and PARNASSUS FUNDS are federally registered trademarks of Parnassus Investments, LLC.

Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the Fund and should carefully read the prospectus or summary prospectus, which contain this and other information. The prospectus or summary prospectus can be obtained on the Parnassus website or by calling (800) 999-3505.

Investment Adviser

Parnassus Investments, LLC

1 Market Street, Suite 1600

San Francisco, CA 94105

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

405 Howard Street, Suite 600

San Francisco, CA 94105

Legal Counsel

Foley and Lardner LLP

777 E. Wisconsin Ave.

Milwaukee, WI 53202

Distributor

Parnassus Funds Distributor, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

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Item 2: Code of Ethics

The registrant has adopted a code of ethics dated July 22, 2003 that applies to the registrant’s principal executive officer (President) and principal financial officer (Treasurer) for the fiscal year ending December 31, 2021. During the fiscal year ending December 31, 2021 there were no amendments to any provisions of this code of ethics.

Item 3: Audit Committee Financial Expert

The Board of Trustees of the Parnassus Funds and the Parnassus Income Funds determined that Don Boteler, Chairman of the Board’s Audit Committee, qualified as an “audit committee financial expert” as defined by Form N-CSR. The Trustee’s decision was based on Mr. Boteler’s understanding of generally accepted accounting principles (GAAP), experience applying GAAP, familiarity with internal controls and procedures for financial reporting and understanding of audit committee functions. Donald Boteler serves as Trustee of the Parnassus Funds Trust and the Parnassus Income Funds Trust. He retired in March of 2012 from the Investment Company Institute (ICI), the U.S. mutual fund industry’s national trade association in Washington, D.C., where he had worked since 1986 and had served as Vice President of Industry Operations from 1993 until his retirement. Mr. Boteler also served as Director of Fund Accounting and Compliance from 1986 to 1993. From 2009 to 2011, he served on the Advisory Council of the International Accounting Standards Board in London. Prior to his ICI career, he served in various roles as a member of the staff of the U.S. Securities and Exchange Commission and the U.S. Department of Labor. Mr. Boteler has been a trustee of the Fenimore Asset Management (FAM) Funds since 2012. Mr. Boteler received his bachelor’s degree in economics and accounting from the University of Maryland and is a member of the American Institute of Certified Public Accountants.

Item 4: Principal Accountant Fees and Services

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the Parnassus Funds fiscal years ended December 31, 2020 and 2021 were $152,504 and $166,864 respectively and the Parnassus Income Funds fiscal year ended December 31, 2020 and 2021 were $153,781 and $178,011 respectively.

(b) Audit-Related Fees

There were no aggregate fees billed for assurance and related services rendered by the principal accountants that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning for the Parnassus Funds fiscal years ended December 31, 2020 and 2021 were $21,178 and $11,395 respectively and the Parnassus Income Funds fiscal years ended December 31, 2020 and 2021 were $13,156 and $23,963 respectively.

(d) All Other Fees

There were no fees billed in each of the last two fiscal years for products and services by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1) The Audit Committee’s pre-approval policies and procedures are as follows: The audit committee is required to pre-approve all audit services and permitted non-audit services provided by the independent accountants for the Parnassus Funds, affiliated funds, and other service affiliates. Explicit pre-approval by the Audit Committee Chair shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees of $10,000 or less and the Audit Committee Chair shall report such approval to the full audit committee at the next regularly scheduled meeting. Explicit pre-approval by the full Audit Committee shall be required for any individual non-audit engagement to be performed by the independent accountants with estimated fees in excess of $10,000. Officers of the Funds shall furnish the audit committee at least annually with a listing of all fees paid to the independent accountants including non-audit services performed. For certain non-audit services which are no more than five percent of the total fees paid by the Trust, such fees may be exempted from the required pre-approval process specified above subject to limitations and prompt disclosure of such services are identified, and in all cases approval is required prior to completion.

(e)(2) None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser forth in 4(b) and (c) of this Item of $— and $— for the Parnassus Funds fiscal years ended December 31, 2020 and 2021, respectively and $— and $— for the Parnassus Income Funds fiscal years ended December 31, 2020 and 2021, respectively.

Item 5: Not applicable.

Item 6: Included as part of the report to shareholders filed under Item 1 of this form.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: For the purposes of this Item, there have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11: Controls and Procedures.

(a) The registrant’s certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to them by others, particularly during the period in which this report is being prepared. The registrant’s certifying officers have determined that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting, or in other factors that could significantly affect these controls, that occurred during the registrant’s fiscal half-year, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits attached hereto.

(a)(1) Code of Ethics

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference – Filed as an attachment to this filing.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 4, 2022	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 4, 2022

	By:	/s/ Benjamin E. Allen
Benjamin E. Allen
President

Date: February 4, 2022

	By:	/s/ Marc C. Mahon
Marc C. Mahon
Principal Financial Officer